SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

___________________________

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

EBR Systems, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY – SUBJECT TO COMPLETION

EBR SYSTEMS, INC.

480 Oakmead Pkwy

Sunnyvale, CA 94085

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 7, 2026 (Australia) and Wednesday, May 6, 2026 (U.S.)

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of EBR SYSTEMS, INC., a Delaware corporation (the “Company”). The meeting will be held on Thursday, May 7, 2026, at 9:00 am Australian Eastern Standard Time (Wednesday, May 6, 2026, and at 4:00 pm U.S. Pacific Daylight Time) electronically via webcast at meetnow.global/M9UHQT7. You will not be able to attend the meeting in person. The meeting will be held for the following purposes:

1.	To elect our two Class II directors to serve for a term expiring at the 2029 annual meeting of stockholders;

2.	To approve the addition of 18,010,366 shares of common stock, par value $0.0001 per share (“Common Stock”), as adjusted for any splits or combinations, to the number of shares of Common Stock reserved for issuance under the 2021 Equity Incentive Plan (“2021 Plan”), by operation of the “evergreen” provision set forth in the 2021 Plan, pursuant to and for the purposes of Exception 13 of ASX Listing Rule 7.2;

3.	To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$716,154 (at the time of the grant) under the 2021 Plan to Mr. John McCutcheon on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;

4.	To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$160,000 (at the time of Board approval of the grant) under the 2021 Plan to Mr. Allan Will on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;

5.	To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to Ms. Karen Drexler on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;

6.	To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to Mr. Trevor Moody on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;

7.	To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to Dr. David Steinhaus on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;

8.	To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) outside the 2021 Plan to the Nominated Holding of Dr. Bronwyn Evans on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

9.	To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) outside the 2021 Plan to the Nominated Entity of Dr. Chris Nave on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; and

10.	To conduct any other business properly brought before the meeting by or at direction of the Board of Directors.

This year’s Annual Meeting will be held virtually through a live webcast. Holders of record of CDIs and Common Stock will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting meetnow.global/M9UHQT7.

•	CDI holders will need to select “Guest” and enter their name and email address (but may not vote at the meeting);
•	Shareholders will need to select “Stockholder” and enter their Shareholder Control Number which will be provided by Computershare Investor Services; and
•	Proxyholders will need to select “Invitation” and enter a proxy number which will be provided by Computershare Investor Services.

Please refer to the additional logistical details and recommendations in the accompanying Proxy Statement. If you intend to vote using the virtual online voting facility during the Annual Meeting, it is recommended that you log in to the online platform at least 15 minutes prior to the scheduled start time for the Annual Meeting.

The Board of Directors has set Monday, March 9, 2026, at 7:00 pm Australian Eastern Daylight Time (

Monday, March 9, 2026, at 1:00 am U.S. Pacific Daylight Time) as the record date (the “Record Date”) to determine those holders of record of CDIs and Common Stock who are entitled to notice of, to virtually attend, and to electronically vote at, the Annual Meeting or any adjournment or postponement thereof and those CDI Holders who are entitled to notice of, and to virtually attend (but not vote at), the Annual Meeting or any adjournment thereof or postponement. If you hold your shares of Common Stock or CDIs through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them as to how to vote your shares of Common Stock. CHESS Depositary Nominees Pty Ltd (“CDN”) will vote the applicable CDIs on behalf of each applicable CDI Holder at the Annual Meeting in accordance with the instructions received via the CDI Voting Instruction Form. Further details regarding how holders of Common Stock and CDIs can vote are set out in this Proxy Statement.

By Order of the Board of Directors

/s/ Gary Doherty

Gary Doherty

Chief Financial Officer

Sunnyvale, CA

March __, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Thursday, May 7, 2026 (Australia) and Wednesday, May 6, 2026 (U.S.) at 9:00 am Australian Eastern Standard Time and 4:00 pm U.S. Pacific Daylight Time

The 2026 Proxy Statement and 2025 Annual Report on Form 10-K are available at www.ebrsystemsinc.com/investor-center.

You are cordially invited to attend the meeting online. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the proxy or CDI Voting Instruction Form mailed to you if one was mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, holders of record of Common Stock may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

EBR SYSTEMS, INC.

480 Oakmead Pkwy

Sunnyvale, CA 94085

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 7, 2026 (Australia) and Wednesday, May 6, 2026 (U.S.)

MEETING AGENDA

Proposals	Page	Board Recommendation
Election of directors	9	For each director nominee
Approval of addition of 18,010,366 shares of Common Stock reserved for issuance under the 2021 Plan, by operation of the “evergreen” provision, and the issue of securities under the 2021 Plan	17	For
Approval of grant of options to Mr. McCutcheon	27	For
Approval of grant of options to Mr. Will	30	For
Approval of grant of options to Ms. Drexler	30	For
Approval of grant of options to Mr. Moody	30	For
Approval of grant of options to Dr. Steinhaus	30	For
Approval of grant of options to the Nominated Holding of Dr. Evans	36	For
Approval of grant of options to the Nominated Holding of Dr. Nave	36	For

The Chair of the Annual Meeting intends to vote all available undirected proxies “FOR” each proposal.

Key Dates

	Australian Eastern Time	U.S. Pacific Time
Date of annual meeting	May 7, 2026, at 9:00am (Australian Eastern Standard Time)	May 6, 2026, at 4:00pm (U.S. Pacific Daylight Time)
Eligibility to vote	March 9, 2026, at 7:00 pm (Australian Eastern Daylight Time)	March 9, 2026, at 1:00 am (U.S. Pacific Daylight Time)
Last date to submit questions to the Company in advance	April 30, 2026	April 29, 2026
Last date to submit CDI voting form	May 3, 2026, at 9:00am (Australian Eastern Standard Time)	May 2, 2026, at 4:00pm (U.S. Pacific Daylight Time)
Last date to submit Proxy Voting form	May 5, 2026, at 9:00am (Australian Eastern Standard Time)	May 4, 2026, at 4:00pm (U.S. Pacific Daylight Time)

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
PROPOSAL 1 ELECTION OF DIRECTORS	9
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	11
Independence of the Board of Directors	11
Board Leadership	12
Role of the Board in Risk Oversight	12
Meetings of the Board of Directors	12
Information Regarding Committees of the Board of Directors	13
Communications with the Board of Directors	16
Code of Conduct	16
Corporate Governance Statement	16
Securities Trading Policy	16
Hedging Policy	16
PROPOSAL 2 APPROVAL OF AN INCREASE IN THE SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 2021 PLAN AND THE ISSUANCE OF SECURITIES UNDER THE 2021 PLAN	17
PROPOSAL 3 APPROVAL OF GRANT OF OPTIONS TO MR. JOHN MCCUTCHEON, PRESIDENT, CEO AND A DIRECTOR OF THE COMPANY	27
PROPOSAL 4 APPROVAL OF GRANT OF OPTIONS TO MR. ALLAN WILL, EXECUTIVE CHAIRMAN AND A DIRECTOR OF THE COMPANY	30
PROPOSAL 5 APPROVAL OF GRANT OF OPTIONS TO MS. KAREN DREXLER, NON-EXECUTIVE DIRECTOR OF THE COMPANY	30
PROPOSAL 6 APPROVAL OF GRANT OF OPTIONS TO MR. TREVOR MOODY, NON-EXECUTIVE DIRECTOR OF THE COMPANY	30
PROPOSAL 7 APPROVAL OF GRANT OF OPTIONS TO DR. DAVID STEINHAUS, NON-EXECUTIVE DIRECTOR OF THE COMPANY	30
PROPOSAL 8 APPROVAL OF GRANT OF OPTIONS TO A HOLDING NOMINATED BY DR. BRONWYN EVANS, NON-EXECUTIVE DIRECTOR OF THE COMPANY	36
PROPOSAL 9 APPROVAL OF GRANT OF OPTIONS TO AN ENTITY NOMINATED BY DR. CHRISTOPHER NAVE, NON-EXECUTIVE DIRECTOR OF THE COMPANY	36
EXECUTIVE OFFICERS	40
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	41
EXECUTIVE COMPENSATION	43
Summary Compensation Table	43
Outstanding Equity Awards at Fiscal Year End	45
Potential Payments and Benefits Upon Termination or Change in Control	46
Director Compensation	48
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information	49
Equity Compensation Plan Information	50
TRANSACTIONS WITH RELATED PERSONS	50
Related Person Transactions Policy and Procedures	50
Certain Related Person Transactions	50
Indemnification	51
Delinquent Section 16(a) Reports	51
PRINCIPAL ACCOUNTANT FEES AND SERVICES	51
HOUSEHOLDING OF PROXY MATERIALS	52
STATUS OF CDIs	52
OTHER MATTERS	53

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of the Company is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), including in any adjournments or postponements of the meeting. All stockholders and holders of CHESS Depositary Interest (“CDIs”, and each such holder a “CDI holder”) will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about Friday, March 27, 2026 (Australia) (or Thursday, March 26, 2026 (U.S.)) to all stockholders of record entitled to vote at the Annual Meeting.

What is the purpose of the meeting?

At the Annual Meeting, stockholders are invited to act upon the matters outlined in the Notice of Annual Meeting. At the meeting, management will also report on matters of current interest to our stockholders and respond to any questions from our stockholders. There are nine matters outlined in the Notice of Annual Meeting scheduled for a vote:

•	the re-election of Mr. John McCutcheon and Dr. Bronwyn Evans as Class II directors (Proposal 1);
•	approval of addition of 18,010,366 shares of Common Stock reserved for issuance under the 2021 Plan, by operation of the “evergreen” provision, and the issuance of securities under the 2021 Plan (Proposal 2);
•	approval of grant of options to Mr. John McCutcheon, President, CEO and a Director of the Company (Proposal 3);
•	approval of grant of options to Mr. Allan Will, Executive Chair and a Director of the Company (Proposal 4);
•	approval of grant of options to Ms. Karen Drexler, Non-Executive Director of the Company (Proposal 5);
•	approval of grant of options to Mr. Trevor Moody, Non-Executive Director of the Company (Proposal 6);
•	approval of grant of options to Dr David Steinhaus, Non-Executive Director of the Company (Proposal 7);
•	approval of grant of options to a holding nominated by Dr Bronwyn Evans, Non-Executive Director of the Company (Proposal 8); and
•	approval of grant of options to an entity nominated by Dr Christopher Nave, Non-Executive Director of the Company (Proposal 9).

What is a proxy?

If you are a stockholder or CDI holder of record and you designate another person or entity to vote shares or CDIs that you own of record, such other person or entity is referred to as your proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you may also direct the proxy how to vote your shares. This is referred to as your “proxy vote”.

What does it mean if I receive more than one printed set of proxy materials?

If you receive more than one printed set of proxy materials, it means that you hold shares or CDIs registered in more than one account. To ensure that all of your shares and CDIs are voted, please submit proxies or voting instructions for all of your shares and CDIs.

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Who is entitled to vote at the meeting?

Only those stockholders of record or beneficial owners of shares held in street name on Monday, March 9, 2026, at 7:00 pm Australian Eastern Daylight Time (Monday, March 9, 2026, at 1:00 am U.S. Pacific Daylight Time), will be entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof. CDI holders as of the Record Date are entitled to receive notice of and participate in the meeting and may instruct CDN to vote at the meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au.

As of the Record Date, the Company has 450,435,794 shares of Common Stock outstanding (equivalent to 450,435,794 CDIs), all of which are entitled to vote with respect to the proposals to be acted upon at the meeting, subject to the voting exclusions set out in this Proxy Statement. Each CDI currently represents one share. Please refer to “Note on Proposed Reverse Stock Split” below.

Stockholder of Record: Shares Registered in Your Name

If you own shares registered directly in your name with the Company’s U.S. share registrar, Computershare Trust Company, N.A. (“Computershare U.S.”), you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting by registering and participating in the virtual online facility. Whether or not you plan to attend the meeting, we urge you to fill out and return or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted. Even if you currently plan to attend the virtual meeting and vote your shares at the Annual Meeting, we recommend that you submit a proxy so that your vote will be counted if you later decide not to attend the meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the Internet, including by providing you with a 16-digit control number via email or on your Notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

CDI Holders

If you are a CDI holder, you can participate in the Annual Meeting by registering as a guest in the virtual online facility. However, because the holders of CDIs are not the legal owners of the underlying shares of Common Stock, CDI holders are unable to vote during the meeting. CHESS Depositary Nominees Pty Ltd (“CDN”) is the stockholder of record for all shares beneficially owned by holders of CDIs. Holders of CDIs are entitled to receive the Notice and attend the Annual Meeting and may vote by using the methods described in the CDI Voting Instruction Form. For votes to be counted, the CDI Voting Instruction Form must be lodged with the Company’s Australian share registrar, Computershare Investor Services Pty Limited (“Computershare AUS”), the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders, no later than Sunday, May 3, 2026 at 9:00am Australian Eastern Standard Time (Saturday, May 2, 2026 at 4:00pm U.S. Pacific Daylight Time) and in a manner as set out in the Notice of Annual Meeting and this Proxy Statement. Computershare AUS is required to follow the voting instructions properly received from holders of CDIs.

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Will any investors be excluded from voting on any of the proposals at the meeting?

Yes. In accordance with ASX Listing Rule 14.11.1, the Company will disregard any votes cast on certain resolutions by certain persons and associates of those persons. Voting exclusions apply with regard to Proposals 2 to 9 (inclusive). Please refer to the relevant proposal for details in relation to the exclusions that apply.

How do I attend the Annual Meeting?

All of our stockholders and CDI holders are invited to attend the virtual Annual Meeting.

To attend the Annual Meeting, enter meetnow.global/M9UHQT7 into a web browser on your computer or online device:

•	Stockholders will need to select “Shareholder” and enter their Shareholder Control Number which will be provided by Computershare Investor Services;
•	CDI holders will need to select “Guest” and enter their name and email address; and
•	Proxyholders will need to select “Invitation” and enter a proxy number which will be provided by Computershare Investor Services.

CDI holders will not be able to lodge a vote using the virtual online facility and therefore are urged to complete their CDI Voting Instruction Form or vote online before the Annual Meeting for their vote to be counted.

We recommend logging on to the online platform for the Annual Meeting at least 15 minutes prior to the scheduled start time for the Annual Meeting.

How many shares must be present to hold the meeting?

In accordance with the Company’s amended and restated bylaws, holders of at least one-third of the outstanding shares of Common Stock entitled to vote at a stockholder meeting as of the Record Date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

•	you are stockholder of record (or proxy), and you are present virtually at the meeting by registering your attendance via the virtual online facility; or
•	you have properly and timely submitted your proxy before the meeting as described below under “How do I vote my shares of EBR Systems, Inc Common Stock?”; or
•	you have properly and timely submitted your CDI voting instructions to CDN before the meeting as described below under “How do I vote if I hold CDIs”?

How do I vote my shares of EBR Systems, Inc. Common Stock?

If you are a stockholder of record, there are two ways to vote:

•	by completing, signing, and returning the enclosed proxy card - valid proxies must be received by Computershare Investor Services no later than Tuesday, May 5, 2026, at 9:00am Australian Eastern Standard Time (Monday, May 4, 2026, at 4:00pm U.S. Pacific Daylight Time); or
•	participating in the virtual Annual Meeting and using the virtual online voting facility – see below.

If you intend to vote using the virtual online voting facility during the Annual Meeting, it is recommended that you log in to the online platform at least 15 minutes prior to the scheduled start time for the Annual Meeting using the instructions below:

Enter meetnow.global/M9UHQT7 into a web browser on your computer or other device with web access.

•	Shareholders will need to select “Stockholder” and enter their Shareholder Control Number which will be provided by Computershare Investor Services; and
•	Proxyholders will need to select “Invitation” and enter a proxy number which will be provided by Computershare Investor Services.

3

This will be a completely virtual Annual Meeting. To attend the Annual Meeting, enter meetnow.global/M9UHQT7 into a web browser on your computer or other device with web access.

Online voting will be open between the commencement of the Annual Meeting on Thursday, May 7, 2026, at 9:00 am Australian Eastern Standard Time (Wednesday, May 6, 2026, and at 4:00 pm U.S. Pacific Daylight Time) and the time at which the Chair announces voting closure.

If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trust, or other nominee, which is similar to the voting procedures for stockholders of record. You will receive a voting instruction form (not a proxy card) to use in directing the broker, bank, trust or other nominee how to vote your shares.

Please refer to “Will any investors be excluded from voting on any of the proposals at the meeting?” for a summary of voting exclusions applicable to each proposal to be voted on at the Annual Meeting.

How do I vote if I hold CDIs?

At the date of this Proxy Statement, each CDI holder as of the Record Date is entitled to direct CDN to vote one vote for every CDI held by such holder. Prior to the Annual Meeting, the Company’s proposed reverse stock split of its Common Stock may be effected (please see “Note on Proposed Reverse Stock Split” below). If the reverse stock split is effected, there will be a corresponding change to the transmutation ratio of CDIs to shares. This means the number of CDIs that are required to direct CDN to vote one share at the Annual Meeting will be increased to correspond to the ratio at which the reverse stock split is effected.

Each CDI holder as at the Record Date is entitled to direct CDN to vote one vote for every CDI held by such holder. Such CDI holders are entitled to receive notice of and to attend the Annual Meeting and any adjournment or postponement of the Annual Meeting and may instruct our CDI Depositary, CDN, to vote the shares underlying their CDIs by following the instructions and returning the enclosed CDI Voting Instruction Form or by voting online at www.investorvote.com.au. Valid voting instructions must be received by Computershare Investor Services no later than Sunday, May 3, 2026 at 9:00am Australian Eastern Standard Time (Saturday, May 2, 2026 at 4:00pm U.S. Pacific Daylight Time). Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the meeting in accordance with their written instructions.

Will my shares or CDIs be voted if I do not return my proxy or CDI Voting Instruction Form?

If you hold your shares of Common Stock directly in your own name, they will not be voted if you do not provide a proxy or you personally vote at the Annual Meeting via the online voting platform. Your shares of Common Stock may be voted under limited circumstances if they are held in the name of a U.S. brokerage firm. U.S. brokerage firms generally have the authority to vote a customer’s unvoted shares on certain “routine” matters. At the Annual Meeting, we don’t expect any “routine” matters.

If you hold CDIs, they will not be voted if your completed CDI Voting Instruction Form is not provided to Computershare AUS by Sunday, May 3, 2026, at 9:00 am Australian Eastern Standard Time (Saturday, May 2, 2026, at 4:00 pm U.S. Pacific Daylight Time), in accordance with the instructions on that form.

What if I return my proxy card or CDI Voting Instruction Form but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted “FOR” on Proposals 1 through 9.

If you are a “street name” holder and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares cannot vote on non-routine matters. When a Street Name holder does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such securities intermediary cannot vote the shares. These un-voted shares are counted as “broker non-votes.” We believe that Proposal Nos. 1 through 9 are considered to be “non-routine” under NYSE rules. Accordingly, if you are a beneficial owner of shares held in “street name”, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

4

If a CDI holder does not include voting instructions in the CDI Voting Instruction Form in respect of a proposal, no vote will be cast on that proposal for that CDI holder.

Can I change my vote after submitting my proxy?

Yes. If you are a stockholder of record, you may change your vote at any time before your proxy is voted at the Annual Meeting, in any of the following ways:

•	by submitting a later-dated proxy by the Internet before 9:00 am Australian Eastern Standard Time on Tuesday, May 5, 2026 (Monday, May 4, 2026, at 4:00 pm U.S. Pacific Daylight Time);
•	by submitting a later-dated proxy to the Australian Secretary of the Company at Level 13, 41 Exhibition Street, Melbourne Victoria 3000, which must be received by the Australian Secretary before the time of the Annual Meeting;
•	by sending a written notice of revocation of proxy to the Australian Secretary of the Company at Level 13, 41 Exhibition Street, Melbourne Victoria 3000, which must be received by the Australian Secretary before the time of the Annual Meeting; or
•	by voting online at the Annual Meeting. Attendance at the virtual Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or cast your vote online at the Annual Meeting.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Computershare Investor Services, no later than 9:00am Australian Eastern Standard Time on Sunday, May 3, 2026 at 9:00am Australian Eastern Standard Time (Saturday, May 2, 2026 at 4:00pm U.S. Pacific Daylight Time), a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

How many votes are needed to approve each proposal?

Subject to voting exclusion statements for a particular proposal, the following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions.

	Proposals	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Nominee receiving the most “For” votes	Not applicable	No effect
2	Approval of addition of 18,010,366 shares of Common Stock reserved for issuance under the 2021 Plan, by operation of “evergreen” provision, and the issue of securities under the 2021 Plan	The affirmative vote of the majority of the shares present or represented by proxy at the virtual meeting and entitled to vote	Against	No effect
3	Approval of grant of options to Mr. McCutcheon	The affirmative vote of the majority of the shares present or represented by proxy at the virtual meeting and entitled to vote	Against	No effect
4	Approval of grant of options to Mr. Will	The affirmative vote of the majority of the shares present or represented by proxy at the virtual meeting and entitled to vote	Against	No effect
5	Approval of grant of options to Ms. Drexler	The affirmative vote of the majority of the shares present or represented by proxy at the virtual meeting and entitled to vote	Against	No effect
6	Approval of grant of options to Mr. Moody	The affirmative vote of the majority of the shares present or represented by proxy at the virtual meeting and entitled to vote	Against	No effect
7	Approval of grant of options to Dr. Steinhaus	The affirmative vote of the majority of the shares present or represented by proxy at the virtual meeting and entitled to vote	Against	No effect
8	Approval of grant of options to a nominated holding of Dr. Evans	The affirmative vote of the majority of the shares present or represented by proxy at the virtual meeting and entitled to vote	Against	No effect
9	Approval of grant of options to a nominated holding of Dr. Nave	The affirmative vote of the majority of the shares present or represented by proxy at the virtual meeting and entitled to vote	Against	No effect

*	As noted above, for purposes of calculating the voting results pursuant to ASX Listing Rule 14.11.1 the Company will disregard certain votes. Voting exclusions apply with regard to Proposals 2 to 9 (inclusive). Please refer to each proposal for details of the relevant voting exclusions. Accordingly, approval of these proposals will require (i) the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively, pursuant to our Bylaws, and (ii) the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively by the holders who are not affected by the action contemplated by the proposal, pursuant to ASX Listing Rule 14.11.1. In the event a vote is cast on a proposal by or on behalf of any person whose vote must be disregarded as noted above, the vote will have no effect on the outcome of the proposal for purposes of calculating the voting results

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Additional information regarding Proposal 1

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, the two director nominees receiving the highest number of “FOR” votes will be elected. Only votes “FOR” will affect the outcome of the vote; “WITHHOLD” votes will have no effect on the outcome of the vote.

Under ASX Listing Rule 14.2.1, a proxy form must allow stockholders to vote for a resolution, against a resolution or to abstain from voting on a resolution. However, ASX granted the Company a waiver from ASX Listing Rule 14.2.1 to the extent necessary to permit the Company not to provide in its proxy form for holders of CDIs to vote against a resolution to elect a director. The terms of the waiver are that: (i) the Company complies with the relevant U.S. laws, its bylaws and any applicable Securities Exchange Commission rules as to the content of proxy forms applicable to resolutions for the election of directors; (ii) the Company provides disclosures acceptable to ASX in the CDI voting instruction form given by the Company to CDI holders as required by ASX Settlement Operating Rule 13.8.9 to make it clear that holders are only able to vote for such resolutions or abstain from voting, and the reasons why this is the case are included in this Proxy Statement; and (iii) the waiver from ASX Listing Rule 14.2.1 only applies for so long as the relevant U.S. laws prevent the Company from allowing stockholders to vote against a resolution to elect a director where plurality voting is implemented.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if holders of at least one-third of the shares issued and outstanding and entitled to vote are present in person via the virtual online facility at the Annual Meeting or represented by proxy (evidenced by a properly returned proxy card (in the case of holders of Common Stock) or CDI Voting Instruction Form (in the case of holders of CDIs). On the Record Date, there were 450,435,794 shares of Common Stock (including Common Stock underlying CDIs) issued and outstanding and entitled to vote.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chair of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date and time.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote with discretionary authority on those matters in accordance with their best judgment.

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When are stockholder proposals and director nominations due for next year’s annual meeting?

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of Stockholders or nominate persons for election to the Board.

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s Proxy Statement for the Company’s 2027 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2027 Proxy Statement, any such stockholder proposals must be submitted in writing to the Chief Financial Officer of the Company no later than November 27, 2026, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s Proxy Statement.

Alternatively, in accordance with the “advance notice” provisions of our bylaws, stockholders seeking to present a stockholder proposal or nomination at the Company’s 2027 Annual Meeting of Stockholders, without having it included in the Company’s Proxy Statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the 2027 Annual Meeting of Stockholders, unless the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the 2026 Annual Meeting of Stockholders. For the Company’s 2027 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no earlier than Thursday, January 7, 2027 (Australia) and Wednesday, January 6, 2027 (U.S.) and no later than Saturday, February 6, 2027 (Australia) and close of business on Friday, February 5, 2027 (U.S.). If the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the 2026 Annual Meeting of Stockholders, the stockholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting of Stockholders, or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made by the Company.

In addition to satisfying the deadlines in the “advance notice” provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company’s nominees must submit their notice by Monday, March 8, 2027 (Australia) and Sunday, March 7, 2027 (U.S.) and include in their notice the information required by Rule 14a-19 under the Exchange Act.

Notices of any proposals or nominations for the Company’s 2027 Annual Meeting of Stockholders should be sent to the Chief Financial Officer of the Company at 480 Oakmead Parkway, Sunnyvale, CA 94085. A courtesy copy should also be submitted by email to info@ebrsystemsinc.com.

Will a list of record stockholders as of the Record Date be available?

For the ten days ending the day prior to the Annual Meeting, a list of our record stockholders as of the Record Date will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of record stockholders beginning April 25, 2026 (U.S.) and until the meeting, stockholders should email info@ebrsystemsinc.com.

How can I find out the results of the voting at the Annual Meeting?

Final voting results will be released on the Australian Securities Exchange Market Platforms following the Annual Meeting and published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. We are soliciting proxies by mail. In addition, our directors, officers, and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication. The Company’s directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

How can I raise questions relevant to the Company’s audit to the external auditor?

The Company’s auditor, Deloitte & Touche LLP is based in the United States and a representative will attend the Company’s virtual Annual Meeting to answer stockholder questions.

Stockholders and CDI holders may also submit questions relevant to the Company’s audit to the Company’s Australian registered office at Level 13, 41 Exhibition Street, Melbourne, Victoria. The Australian Company Secretary of the Company will ensure that the questions are provided to the Company’s auditor and co-ordinate responses.

Note on Proposed Reverse Stock Split

The information set forth in this Proxy Statement does not reflect adjustments for the Company’s proposed reverse stock split of its Common Stock and the change to the transmutation ratio of CDIs to shares of Common Stock, as disclosed in the Company’s definitive proxy statement filed with the SEC on January 26, 2026 in connection with the Company’s Special Meeting of Stockholders (the “Special Meeting Proxy Statement”). The reverse stock split has been approved by the Company’s stockholders but has not yet been implemented. Our Board has authority to effect a reverse stock split at a ratio ranging from any whole number between 1-for-5 and 1-for-20. In the event the reverse stock split becomes effective, all share amounts, including shares outstanding or reserved for issuance under outstanding options and warrants included in this Proxy Statement, and per share data will be proportionately adjusted to reflect the reverse stock split. In addition, the transmutation ratio of CDIs to shares of Common Stock will change from 1-to-1 to the ratio at which the reverse stock split is effected. See Proposal 1 “Approval of amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split” contained in the Special Meeting Proxy Statement filed with the SEC on January 26, 2026 for more information. Once the reverse stock split becomes effective at the time of the filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, we will file a current report on Form 8-K to disclose the reverse stock split and transmutation ratio approved by our Board.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. The Board presently has seven members. There are two directors in Class II whose term of office expires in 2026. Each of the nominees listed below is currently a director of the Company who was previously elected by stockholders. If elected at the Annual Meeting, each of these nominees would serve for a term expiring at the 2029 annual meeting and hold office until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes cast on the election of directors by holders of shares present at the meeting or represented by proxy. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Company. Each person nominated for election has agreed to serve if elected. The Company’s Board and management have no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

Nominees for Election for a Three-Year Term Expiring at the 2029 Annual Meeting

John McCutcheon, age 65, has served as our President, Chief Executive Officer and Director since June 2019, and has 40 years of sales, marketing, and general management experience in medical devices. Mr. McCutcheon started his career at American Hospital Supply (acquired by Baxter International) followed by DVI (acquired by Eli Lily), Perclose (acquired by Abbott Laboratories), Emphasys Medical (acquired by Pulmonx), Ventus Medical and Ceterix Orthopaedics (acquired by Smith & Nephew). Mr. McCutcheon has also served on numerous boards of private companies in the medical device industry. Mr. McCutcheon holds B.A. degrees in Economics and Psychology from the University of California, Los Angeles (“UCLA”), and an M.B.A. from the UCLA Anderson Graduate School of Management.

We believe Mr. McCutcheon is qualified to serve as a member of our Board of Directors because of his leadership experience in various executive roles, particularly his experience in publicly traded companies and capital markets.

Bronwyn Evans, Ph.D., age 66, has served as a Director since October 2021 and is an experienced leader and CEO with a broad technical background across multiple industry sectors including medical technology, manufacturing and technical regulation and standards. Dr. Evans is currently the Chair of Building 4.0 CRC, the Chair ACOR Consultants and a Director at GME Pty Ltd. She has previously held CEO roles at Engineers Australia and Standards Australia and led innovation initiatives, including as Chair of the Industry Growth Center for Medical Technologies and Pharmaceuticals (MTPConnect). She has also held various senior executive roles, including at Cochlear and GE Healthcare. Dr. Evans has been recognized as one of Australia’s 100 most influential engineers and recognized as a 100 Women of Influence. Dr. Evans holds a BE (Honors I) and a Ph.D. in Electrical Engineering from the University of Wollongong. She was awarded an Honorary Doctorate from Swinburne University and is an Honorary Fellow of the University of Wollongong and Engineers Australia and a Fellow of the Australian Academy of Technological Sciences and Engineering.

We believe Dr. Evans is qualified to serve as a member of our Board of Directors due to her broad leadership and corporate governance experience.

Dr. Evans is considered to be an independent director.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE

IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2027 Annual Meeting

Karen Drexler, age 66, has served as a Director since October 2021. Ms. Drexler is a serial entrepreneur with expertise in the fields of digital health, medical devices, and diagnostics. Currently serving on the boards of two other public companies, ResMed, Inc. (NYSE: RMD), a global leader in connected medical devices and out of hospital software, where she chairs the compensation committee and serves on the nominating and governance committee, and Outset Medical Inc. (Nasdaq: OM), a Medtech company innovating dialysis treatment, where she is a member of both the compensation and nomination and governance committees. Ms. Drexler also serves on the boards of two private companies: VIDA Diagnostics Inc. and Huma.ai. She also acts as a senior strategic advisor for other early-stage companies and spent 11 years on the board of the Keller Center for Innovation in Engineering Education at Princeton University. Ms. Drexler has extensive operating experience including as CEO of Amira Medical (sold to Roche Diagnostics) and Sandstone Diagnostics (sold to LabCorp.) Ms. Drexler is an active mentor and advisor to Astia, a global nonprofit that supports high-potential female founders, as well as a mentor for StartX, the Stanford University incubator. She graduated magna cum laude with a Bachelor of Science in Chemical Engineering from Princeton University and earned an MBA with Honors from the Stanford University Graduate School of Business.

Ms. Drexler’s executive and board experience in the medical diagnostics and medical device industries, particularly her experience in digital health, technology, data security, and out-of-hospital care models, led our Board to conclude she should serve as a director.

Ms. Drexler is considered to be an independent director.

Christopher Nave, Ph.D., age 51, has served as a Director since 2017.  Dr. Nave is a Founder and Managing Director of Brandon Capital Partners and the CEO of the Brandon BioCatalyst Fund. Dr. Nave previously served as the Director of Commercialization at the Baker Heart Research Institute and Alfred Hospital.  Dr. Nave is currently a Director of The Australian Investment Council, and the following privately held companies; Azura Ophthalmics, Inc., Certa Therapeutics Pty Ltd., Global Kinetics Corporation Ltd., PolyActiva Pty Ltd., and Pathios Plc. Dr. Nave holds a B.Sc. (1st Honours) and a Ph.D. in Endocrinology and Physiology from the University of Melbourne.

We believe Dr. Nave is qualified to serve as a member of our Board of Directors due to his strong business and investment acumen, and extensive experience advising companies in the healthcare industry.

David Steinhaus, M.D., age 74, has served as a Director since October 2021. He retired in 2019 as Vice President and General Manager of the Heart Failure Business for the Cardiac Rhythm and Heart Failure Division at Medtronic plc. Dr. Steinhaus joined Medtronic in 2005, after 20 years of cardiology (electrophysiology) practice. In his initial capacity as Medical Director, Dr. Steinhaus’ responsibilities at Medtronic included bringing the physician voice to CRHF, identifying future opportunities in new product development, and serving as a liaison to government agencies, professional societies and medical groups. Subsequently, he took on more managerial roles including strategy, business development, R&D, and ultimately general manager of the Heart Failure Business. Closely associated with research and academia, performing extensive clinical studies in implantable cardiac devices and leads, he served as Chair of the Department of Cardiology, and Director of the Electrophysiology Department at the Mid America Heart Institute and St. Luke’s Hospital and Director of the Electrophysiology Fellowship Program at the University of Missouri at Kansas City School of Medicine. Since leaving Medtronic, he has served as a consultant and board member to multiple established and early-stage medical device companies. Dr. Steinhaus graduated magna cum laude from Harvard College and received his medical doctorate from Harvard Medical School as part of the Harvard-M.I.T. program in Health Sciences and Technology, with AOA Honors.

We believe Dr. Steinhaus is qualified to serve as a member of our Board of Directors due to his background as a physician and his extensive experience in medical device companies.

Dr. Steinhaus is considered to be an independent director.

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Directors Continuing in Office Until the 2028 Annual Meeting

Allan Will, age 72, has served as our Chair, President and Chief Executive Officer from October 2011 until June 2019 and has served in the role of Executive Chair since June 2019. Mr. Will is a seasoned executive with extensive experience founding, funding, operating, and selling medical device companies. In addition to his role with our company, Mr. Will has served as Chair of the Board for SetPoint Medical, Inc., a privately held clinical-stage bioelectronics medicine company dedicated to treating patients with chronic autoimmune disease, since March 2011. Mr. Will also served as Chair of the Board of Fractyl Health, Inc., (Nasdaq: GUTS) a metabolic therapeutics company between August 2012 and August 2024. Since 2014, he has served as a director of Fogarty Innovation, a not-for-profit organization dedicated to advancing human health worldwide. Prior to these roles, Mr. Will served as founding Managing Director of Split Rock Partners’ (and its predecessor, St. Paul Venture Capital’s) Silicon Valley venture capital office, focusing on the therapeutic medical device field. Previously, Mr. Will founded The Foundry, an incubator dedicated to transforming medical device concepts into companies, where he also served as Chair and Chief Executive Officer from 1998 to 2002 and Chair until 2010, co-founding eleven companies including, among others, Ardian, Inc., a medical device company focused on treating hypertension, which was subsequently acquired by Medtronic plc, and Evalve Inc., a company treating heart failure by repairing mitral valves percutaneously, now a wholly owned subsidiary of Abbott Laboratories. Mr. Will is an inventor on more than 30 issued patents, is a University of Maryland Distinguished Alumnus and a recipient of the ASTIA/Deloitte Excellence in Mentoring Women Executives Award. He served on the MIT Entrepreneurship Center Shareholders’ Board and the University of Maryland President’s Committee on Innovation and Entrepreneurship. Mr. Will received his M.S. in management from MIT and his B.S. in zoology from the University of Maryland.

We believe that Mr. Will is qualified to serve on the Board due to his extensive background investing in and advising medical device companies.

Mr. Will is not considered to be an independent director as he served as the Company’s Chief Executive Officer from October 2011 until June 2019 and has served in the role of Executive Chair since June 2019.

Trevor Moody, age 61, has served as a Director of EBR since 2017. He served as Medical Device Partner at M.H. Carnegie & Co. (from October 2013 to April 2022), where he made investments in medical device companies. He has also served since January 2010 as President of TM Strategic Advisors LLC, a management consultancy. Mr. Moody was previously a General Partner at Frazier Healthcare Ventures, a large U.S. based private equity and venture capital firm, and ElectroCore (Nasdaq: ECOR), a U.S. based commercial stage bioelectronic medicine and wellness company, from April 2013 through August 2023.  Mr. Moody is currently a Director of Cardiac Dimensions Pty Ltd., Renew Medical Pty Ltd., and The Brain Protection Company Pty Ltd.  Mr. Moody was a Director of Simplify Medical Pty Ltd. at the time of its sale to NuVasive, Inc. Mr. Moody holds a B.Eng. from the University of Southern Queensland, and a M.S. in Management from the Massachusetts Institute of Technology (Sloan School).

We believe that Mr. Moody is qualified to serve on the Board due to his extensive background investing in and advising medical device companies.

Mr. Moody is considered to be an independent director.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence Of The Board Of Directors

We have assessed the independence of our directors with respect to the definitions of independence prescribed by the Nasdaq Stock Market (“Nasdaq”) and the SEC, as well as the factors outlined in ASX Corporate Governance Principles and Recommendations (4th edition) (“ASX Corporate Governance Recommendations”) and our Board Charter (which details the process for the Board’s assessment of independence). Our Board Charter is available to stockholders on the Company’s website at www.ebrsystemsinc.com/investor-center.

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Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following four directors are independent directors within the meaning of the applicable stock exchange listing standards and for the purposes of our Board Charter: Ms. Drexler, Dr. Evans, Mr. Moody, and Dr. Steinhaus. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. The Board determined that Mr. McCutcheon is not independent because he serves as its Chief Executive Officer. The Board determined that Mr. Nave is not independent due to his role as Managing Director of Brandon Capital Partners (“BCP”), a significant stockholder in the Company. The Board determined that Mr. Will is not independent because he served as the Company’s Chief Executive Officer from October 2011 until June 2019 and has served in the role of Executive Chair since June 2019.

Board Leadership

Our Board of Directors is currently chaired by Mr. Will. As a general policy, our Board of Directors believes that separation of the positions of Chair of our Board of Directors and Chief Executive Officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board of Directors as a whole. As such, Mr. McCutcheon serves as our President and Chief Executive Officer while Mr. Will serves as the Executive Chair of our Board of Directors but is not an officer. We currently expect and intend the positions of Chair of our Board of Directors and President and Chief Executive Officer to continue to be held by two individuals in the future.

Role Of The Board In Risk Oversight

One of the Board’s key functions is informed oversight of the Company’s risk management process. The Audit and Risk Committee oversees the Company’s corporate accounting and financial reporting, including auditing of the Company’s financial statements and the qualification, independence, performance and terms of engagement of the Company’s external auditor. This committee is also responsible for monitoring and advising the Board on risk management policies and procedures. The Audit and Risk Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit and Risk Committee also monitors compliance with legal and regulatory requirements. Audit and Risk Committee responsibilities also include oversight of cybersecurity risk management. A key component of our risk management framework is the regular review of risks, including the estimated likelihood and seriousness of the risks, and the steps our leadership team has taken to mitigate the identified risk

Our Nomination and Remuneration Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to the Audit and Risk Committee the responsibility of coordinating between the Board and management, as well as the determination and implementation of responses to any problematic risk management issues.

Meetings Of The Board Of Directors

The Board met five times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which they served, held during the portion of the last fiscal year for which they were a director or committee member. It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting.

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Information Regarding Committees Of The Board Of Directors

The Board has two standing committees: an Audit and Risk Committee and a Nomination and Remuneration Committee. The following table provides membership and meeting information for fiscal 2025 for Board of Director meetings and each of the Board committees:

Name	Audit and Risk		Nomination and Remuneration
Karen Drexler	X		X	*
Bronwyn Evans	X	*
Trevor Moody			X
John McCutcheon
Christopher Nave
David Steinhaus (a)	X		X
Allan Will
Total meetings in fiscal 2025	4		5

*	Committee Chairperson
(a)	Dr. Steinhaus joined the Nomination and Remuneration Committee in March 2025 and attended all of the meetings held during the portion of the year for which he was a committee member.

Audit and Risk Committee

The Audit and Risk Committee of the Board was established by the Board to oversees our corporate accounting and financial reporting process and assists our Board in monitoring our financial and risk management systems. Our Audit & Risk Committee also:

•	selects and hires the independent registered public accounting firm to audit our consolidated financial statements;

•	helps to ensure the independence and performance of the independent registered public accounting firm;

•	approves audit and non-audit services and fees;

•	reviews our consolidated financial statements and discusses with management and the independent registered public accounting firm our annual audited and quarterly consolidated financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal control over financial reporting and disclosure controls;

•	reviews reports and communications from the independent registered public accounting firm;

•	reviews the adequacy and effectiveness of our internal controls and disclosure controls and procedure;

•	reviews our policies on risk assessment and risk management;

•	reviews and monitors conflicts of interest situations, and approves or prohibits any involvement in matters that may involve a conflict of interest or taking of a corporate opportunity;

•	reviews related party transactions; and

•	establishes and oversees procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

The Audit and Risk Committee is composed of three directors: Dr. Evans, Ms. Drexler, and Dr. Steinhaus. The Audit and Risk Committee met four times during the fiscal year. The Board has adopted a written Audit and Risk Committee charter that is available to stockholders on the Company’s website at ebrsystemsinc.com/investor-center.

While we are not currently seeking a listing on the Nasdaq or any other U.S. securities exchange, the Board reviews the Nasdaq definition of independence and the factors relevant to assessing director independence set out in the ASX Corporate Governance Recommendations for Audit and Risk Committee members on an annual basis and has determined that all members of the Company’s Audit and Risk Committee are independent (as independence is currently defined in Nasdaq Stock Market Rule 5605(c)(2) and having regard to the factors set out in Recommendation 2.3 of the ASX Corporate Governance Recommendations).

The Board has also determined that Ms. Drexler qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Ms. Drexler’s level of knowledge and experience based on a number of factors, including her formal education, and her business background and experience, which includes serving as Chief Executive Officer.

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Report of the Audit and Risk Committee of the Board of Directors1

The Audit and Risk Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025, with management of the Company. The Audit and Risk Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit and Risk Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit and Risk Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit and Risk Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Dr. Bronwyn Evans, Ph.D.

Ms. Karen Drexler

Dr. David Steinhaus, M.D.

Nomination and Remuneration Committee

The Nomination and Remuneration Committee is composed of three directors: Ms. Drexler, Mr. Moody and Dr. Steinhaus. Dr. Steinhaus was appointed as a member of this Committee on March 18, 2025 (U.S. Pacific Daylight Time). All members of the Company’s Nomination and Remuneration Committee are independent (as independence is currently defined in Nasdaq Stock Market Rules 5605(c)(2) and 5605(d)(2) and having regard to the factors relevant to assessing independence as set out in Recommendation 2.3 of the ASX Corporate Governance Recommendations). The Nomination and Remuneration Committee met five times during the fiscal year. The Board has adopted a written Nomination and Remuneration Committee charter that is available to stockholders on the Company’s website at ebrsystemsinc.com/investor-center.

Our Nomination and Remuneration Committee oversees and assists our Board in reviewing and recommending nominees for election as directors plus our compensation policies, plans, and benefits programs. The Nomination and Remuneration Committee also:

•	oversees our overall compensation philosophy and compensation policies, plans, and benefit programs;

•	reviews and approves or recommends to the Board of Directors for approval compensation for our executive officers and directors;

•	administers our equity compensation plans.

•	identifies, evaluates, and makes recommendations to our Board of Directors regarding nominees for election to our Board of Directors and its committees;

•	considers and makes recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

•	reviews developments in corporate governance practices;

•	evaluates the adequacy of our corporate governance practices and reporting; and

•	evaluates the performance of our Board of Directors and of individual directors.

___________________________

[1]	The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the Commission and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, other than the Company’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Nomination and Remuneration Committee Processes and Procedures

Typically, the Nomination and Remuneration Committee meets at least two times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Nomination and Remuneration Committee, in consultation with the Chief Financial Officer. The Nomination and Remuneration Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Nomination and Remuneration Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Nomination and Remuneration Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Nomination and Remuneration Committee regarding his compensation or individual performance objectives. The charter of the Nomination and Remuneration Committee grants the Nomination and Remuneration Committee, with the prior approval of the Chair of the Board, the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Nomination and Remuneration Committee considers necessary or appropriate in the performance of its duties. The Nomination and Remuneration Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Nomination and Remuneration Committee. In particular, the Nomination and Remuneration Committee, with the prior approval of the Chair of the Board, has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Nomination and Remuneration Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Nomination and Remuneration Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. In 2025, the Nomination and Remuneration Committee retained Vareo Advisors, LLC (“Vareo”) as its compensation consultant. Vareo was engaged to support a review of our approach to executive compensation with a focus on finalizing a methodology that would be responsive to investor input, be aligned with our internal culture and compensation objectives and be competitive with practices among comparable companies.

Board of Directors Nominations

The Nomination and Remuneration Committee is also responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending candidates to the Board for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, and assessing the performance of the Board.

The Nomination and Remuneration Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having high personal integrity and ethics. The Nomination and Remuneration Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nomination and Remuneration Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nomination and Remuneration Committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

The Nomination and Remuneration Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nomination and Remuneration Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nomination and Remuneration Committee also takes into account the results of the Board’s self-evaluation, conducted at least annually with the advice and assistance of the Nomination and Remuneration Committee, to review and evaluate the performance of the Board, each board committee, and each individual director against the relevant charters, corporate governance policies, and agreed goals and objectives. In the case of new director candidates, the Nomination and Remuneration Committee also determines whether the nominee is independent, which determination is based upon applicable stock exchange listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nomination and Remuneration Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nomination and Remuneration Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nomination and Remuneration Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

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At this time, the Nomination and Remuneration Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nomination and Remuneration Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

Communications With The Board Of Directors

Stockholders are encouraged to submit questions or requests for information directly to the Company via the Company’s website at https://www.ebrsystemsinc.com/contact-us. Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors as appropriate. Every effort is made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.

Code Of Business Conduct And Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers, and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on the Company’s website at ebrsystemsinc.com/investor-center. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Corporate Governance Statement

The Board has documented the governance practices followed by the Company in the Corporate Governance Statement in accordance with the ASX Corporate Governance Recommendations to assure that the Board has the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The statement is also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Statement sets forth the practices the Board intends to follow with respect to board composition and selection including diversity objectives, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning and board committees and compensation. In furtherance of the objectives set forth in the Corporate Governance Statement, we maintain a Diversity Policy. The Corporate Governance Statement, the Diversity Policy, and the charters for each committee of the Board, may be viewed at ebrsystemsinc.com/investor-center.

Securities Trading Policy

We have adopted a Securities Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. Pursuant to our Securities Trading Policy, it is the Company’s policy to comply with applicable laws and regulations relating to insider trading when engaging in transactions in the Company’s securities. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended 2025. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.

Hedging Policy

As part of the Company’s Securities Trading Policy, employees (including our executive officers), contractors and Board members are prohibited from engaging in certain conduct. Prohibited conduct includes, but is not limited to writing forward contracts or put or call options over the underlying securities, trading in derivative products or entering into other arrangements intended to hedge a “profit” in those securities, a margin loan or similar funding arrangement or other financial transaction which can give rise to pledging, lending or using the securities as collateral as described in the Company’s Securities Trading Policy.

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PROPOSAL 2

APPROVAL OF INCREASE IN RESERVED SHARES OF COMMON STOCK PURSUANT TO “EVERGREEN” PROVISION UNDER THE 2021 EQUITY INCENTIVE PLAN AND THE ISSUE OF SECURITIES UNDER THE 2021 EQUITY INCENTIVE PLAN

On December 8, 2025, the Board approved the usage, for 2026, of the “evergreen” provision under Section 3(a)(ii) of our 2021 Equity Incentive Plan (as amended from time to time, the “2021 Plan”) (the “Evergreen Provision”), to increase the number of shares of Common Stock reserved for issuance thereunder by 18,010,366 shares of Common Stock, representing 4% of the total number of shares of capital stock outstanding on December 31, 2025.

Since the Company’s listing on the ASX in November 2021, the Company has relied upon Exception 13 to enable it to issue securities under the 2021 Plan without impacting the Company’s 15% placement capacity in ASX Listing Rule 7.1. The applicable exception is contained in exception 13 of ASX Listing Rule 7.2 (“Exception 13”).

The Board is proposing to utilize the Evergreen Provision to effectuate an increase to the number of shares of Common Stock reserved for issuance under the 2021 Plan and is seeking stockholder approval of such proposal, for the purposes of Exception 13.

Securities issued under the 2021 Plan and the Share Reserve

As of March 9, 2026, we have issued 37,927,721 options to purchase shares of Common Stock under the 2021 Plan since the Company’s initial public offering and ASX listing (the “IPO”), of which 10,497,573 options have been issued since May 22, 2025 (the date of the last stockholder approval at the 2025 Annual Meeting). Of the options issued under the 2021 Plan since the Company’s listing, 6,102,881 have since lapsed and 779,298 have been exercised for shares of our Common Stock following the achievement by employees of time and/or performance hurdles set by the Board.

As of March 9, 2026, the maximum number of equity securities which may be issued under the 2021 Plan is 36,839,432 (“Current Base Pool”) (plus any Returning Shares (as defined below)). As of March 9, 2026, 5,793,890 shares of our Common Stock remained available for future issuance under the 2021 Plan.

The Evergreen Provision in the 2021 Plan allows the Share Reserve (as defined below) to be increased annually on January 1 by an amount equal to up to 4% of the number of shares of capital stock outstanding as of December 31 of the preceding calendar year, subject to a cap for the total Share Reserve (including any evergreen increases) of 18% of the fully diluted capital stock as of the same date (including any unutilized portion of the Share Reserve). Prior to December 8, 2025, no such annual increase by operation of the Evergreen Provision had been approved by the Board and the Share Reserve had remained unchanged since prior to the IPO.

In accordance with the Evergreen Provision, the Board now seeks to increase the Current Base Pool by 18,010,366 shares to 54,849,798 shares (“New Base Pool”), which will be the maximum number of securities that may be issued under the 2021 Plan in reliance on Exception 13 if Proposal 2 is approved.

The Board seeks to utilize the Evergreen Provision and implement the New Base Pool so that there is a sufficient number of shares available for issuance under the 2021 Plan to make equity awards over the next few years. The Board believes that it is in the best interests of the Company to utilize the Evergreen Provision to increase the number of shares of Common Stock available for issuance under the 2021 Plan so that the Company may continue offering awards such as stock options to its employees, officers, non-employee directors and consultants. The Company believes that providing an equity stake in the future success of the Company’s business will align the interests of the Company’s employees with the interests of the Company’s stockholders and will incentivize employees to put forth a maximum effort for the success of the Company’s business.

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Stockholder Approval Requirement

ASX Listing Rule 7.1 prohibits, subject to certain exceptions, the Company issuing equity securities which, in aggregate, would exceed 15% of the Company’s shares in any 12-month period. Exception 13 provides that this 15% limit does not apply to the issue of securities by an entity under an employee incentive scheme if the issue of securities under the scheme has been approved by stockholders within three years before the date of issue of the relevant securities.

The 2021 Plan was approved by stockholders for the purpose of Exception 13 at the 2025 Annual Meeting on May 22, 2025. However, as Exception 13 is only available if there is no material change to the terms of the 2021 Plan from those set out in the notice of meeting for the last approval, this Proposal 2 seeks stockholder approval to give effect to the Evergreen Provision under the 2021 Plan and to approve the issue of securities under the 2021 Plan for the purpose of Exception 13.

If stockholder approval of this Proposal 2 is obtained for the purpose of Exception 13, the Company will be able to issue securities under the 2021 Plan, subject to the Share Reserve, without those securities counting towards the Company’s 15% limit on new issues under ASX Listing Rule 7.1 for a three year period commencing on the date of the Annual Meeting. However, the issue of securities to any of the directors or their associates will still require separate stockholder approval under ASX Listing Rule 10.14.

In the event that our stockholders do not approve this Proposal 2, the implementation of the New Base Pool will not take effect, and the Current Base Pool will remain in place.

As of the Record Date, the closing sale price of a CDI on ASX was US$0.49.

Description of the 2021 Plan

The material features of the 2021 Plan are described below. The following description of the 2021 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2021 Plan. Stockholders are urged to read the actual text of the 2021 Plan in its entirety, which is attached to this Proxy Statement as Appendix A.

Overview. In October 2021, our Board adopted, and our stockholders approved, the 2021 Plan. The 2021 Plan is the successor to and continuation of the 2013 Plan. As of the effective date of the 2021 Plan, no further grants have been made under our 2013 Plan.

Purpose. The Company established the 2021 Plan to assist in attracting, motivating, and retaining directors, management, and employees of the Company. Key principles underpinning the Company’s remuneration strategy include the creation of long-term stockholder value, alignment with stockholder interests, market competitiveness, recognition of individual performance and experience, and also recognition for Company performance. The Company reviews its remuneration policies and practices on an ongoing basis in order to ensure that they are consistent with its strategic goals and human resources objectives and to ensure that they are designed to enhance corporate and individual performance.

Eligibility. All of our (including our affiliates’) employees, consultants, and non-employee directors are eligible to participate in the 2021 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2021 Plan only to our and our affiliates’ employees.

As of the Record Date, we (including our affiliates) had approximately 151 employees, five non-employee directors and approximately 25 consultants.

Types of Awards. The 2021 Plan provides for the grant of ISOs, within the meaning of Section 422 of the Code, nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards and other stock awards, which are collectively referred to as stock awards. Additionally, the 2021 Plan provides for the grant of performance cash awards. Incentive stock options may be granted only to employees. All other awards may be granted to employees, directors and consultants.

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Share Reserve. Subject to adjustment for certain changes in our capitalization, if this Proposal 2 is approved, the aggregate number of shares of Common Stock that may be issued under the 2021 Plan (including for the purposes of Exception 13) (the “Share Reserve”) will not exceed 54,849,798 shares, as increased from time to time by any Returning Shares in an amount not to exceed 28,619,618 shares.

The Evergreen Provision under the 2021 Plan allows for an annual increase on January 1 of each year in the Share Reserve commencing on (and including) January 1, 2023 to (and including) January 1, 2031. The annual increase in the Share Reserve will be at the Board’s discretion and will be equal to up to 4% of the number of shares of our capital stock outstanding as of December 31 of the preceding calendar year, provided that the total Share Reserve (including any evergreen increases) will not exceed 18% of the fully diluted capital stock as of the same date (including unutilised Share Reserve). Prior to December 8, 2025, no such annual increase by operation of the Evergreen Provision had been approved by the Board and the Share Reserve had remained unchanged since prior to the IPO. The aggregate maximum number of shares that may be issued upon the exercise of incentive stock options under the 2021 Plan is 191,052,675 shares.

The “Returning Shares” are shares of Common Stock subject to outstanding stock options granted under the 2013 Plan that from and after the effective date of the 2021 Plan: (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited or reacquired because of the failure to meet a contingency or condition required to vest such shares or are repurchased at the original issuance price; or (iii) are otherwise reacquired or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award.

If a stock award granted under the 2021 Plan expires or otherwise terminates without being exercised in full, or is settled in cash, such expiration, termination, or settlement will not reduce (or otherwise offset) the number of shares that may be available for issuance under the 2021 Plan. In addition, the following types of shares under the 2021 Plan will revert to and again become available for issuance under the 2021 Plan: (i) shares that are forfeited to or repurchased by us prior to becoming fully vested; (ii) shares reacquired by us to satisfy income or employment tax withholding obligations; or (iii) shares used to pay the exercise or purchase price of a stock award. Shares issued under the 2021 Plan may be previously unissued shares or reacquired shares bought by us on the open market.

Administration. Our Board, or a duly authorized committee of our Board, administers the 2021 Plan. Our Board may also delegate to one or more officers the authority to do one or more of the following: (i) designate recipients (other than officers) of specified awards and determine the terms of such awards, and (ii) determine the number of shares subject to such stock awards. Under our 2021 Plan, the plan administrator has the authority to, among other things, (i) determine award recipients, (ii) determine the numbers and types of awards to be granted, (iii) determine the terms and conditions of awards, (iv) approve the forms of award notices and agreements, (v) determine whether (and to what extent and under what circumstances) awards may be settled in cash, shares of Common Stock, or other property, (vi) establish rules and regulations for administration of the 2021 Plan and awards thereunder, and (vii) make any other determination and take any other action it deems appropriate for the administration of the 2021 Plan. Our Board and nomination and remuneration committee are each considered to be a plan administrator for purposes of the 2021 Plan.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, by us to any individual for service as a non-employee director with respect to any calendar year, including awards granted under the 2021 Plan and cash fees paid by us to such non-employee director, will not exceed (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to our Board during such calendar year, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Stock Options. ISOs and NSOs are evidenced by stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2021 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. Options granted under the 2021 Plan vest at the rate specified by the plan administrator.

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Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of shares of Common Stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year under all of our equity incentive plans may not exceed $100,000. Options or portions thereof that exceed such limit will be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Awards. Restricted stock awards are evidenced by restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (i) cash, check, bank draft or money order, (ii) services rendered to us or our affiliates or (iii) any other form of legal consideration. Common Stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule as determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards. Restricted stock unit awards evidenced by restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration or for no consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Rights under a restricted stock units award may be transferred only upon such terms and conditions as set by the plan administrator. Restricted stock unit awards may be subject to vesting as determined by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights. Stock appreciation rights are evidenced by stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount in cash or stock equal to (i) the excess of the per share fair market value of a share of Common Stock on the date of exercise over the strike price, multiplied by (ii) the number of shares of Common Stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the 2021 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Performance Awards. The 2021 Plan permits the grant of performance-based stock and cash awards. The plan administrator can structure such awards so that stock or cash will be issued or paid pursuant to such award only after the achievement of certain pre-established performance goals during a designated performance period. The plan administrator will select one or more criteria for purposes of establishing the performance goals for a performance period. The performance criteria that will be used to establish such performance goals may be based on any measure of performance selected by the plan administrator.

The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the plan administrator in the applicable award agreement or in such other document setting forth the performance goals at the time the performance goals are established, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. in addition, the plan administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for such performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the award agreement or the written terms of a performance cash award.

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Other Stock Awards. The plan administrator may grant other stock awards valued in whole or in part by reference to Common Stock pursuant to the terms and conditions of Section 6(d) of the 2021 Plan. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such stock awards.

Changes to Capital Structure. In the event of certain capitalization adjustments or reorganizations of capital, the rights of the holder of a stock award will be changed to the extent necessary to comply with the listing rules applying to a reorganization of capital at the time of the reorganization, and the plan administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2021 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transaction and Change in Control. The following provisions will apply to stock awards in the event of a corporate transaction (as defined in the 2021 Plan and described below) unless otherwise provided in the instrument evidencing the stock award or in any other written agreement between us or one of our affiliates and the participant.

In the event of a corporate transaction, any surviving or acquiring corporation (or its parent company) may assume or continue any or all awards outstanding under the 2021 Plan, or may substitute similar awards for stock awards outstanding under the 2021 Plan (including, but not limited to, awards to acquire the same consideration paid to our stockholders pursuant to the corporate transaction), and any reacquisition or repurchase rights held by us in respect of shares of Common Stock issued pursuant to stock awards under the 2021 Plan may be assigned by us to our successor (or such successor’s parent company, if any). The terms of any assumption, continuation or substitution will be set by the plan administrator.

In the event of a corporate transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding stock awards under the 2021 Plan, or substitute similar awards for such outstanding stock awards under the 2021 Plan, then with respect to outstanding stock awards under the 2021 Plan that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction (the “current participants”), the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of such corporate transaction (contingent upon the effectiveness of the corporate transaction) as the plan administrator determines (or, if the plan administrator does not determine such a date, to the date that is five days prior to the effective time of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the corporate transaction). With respect to the vesting of performance stock awards that will accelerate upon the occurrence of a corporate transaction and that have multiple vesting levels depending on the level of performance, unless otherwise provided in a participant’s award agreement or unless otherwise provided by the plan administrator, the vesting of such performance stock awards will accelerate at 100% of the target level upon the occurrence of the corporate transaction. with respect to the vesting of stock awards that will accelerate upon the occurrence of a corporate transaction and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the corporate transaction.

In the event of a corporate transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding stock awards under the 2021 Plan or substitute similar awards for such outstanding stock awards, then with respect to stock awards under the 2021 Plan that have not been assumed, continued or substituted and that are held by persons other than the current participants, such stock awards will terminate if not exercised (if applicable) prior to the occurrence of the corporate transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

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Notwithstanding the foregoing, in the event a stock award under the 2021 Plan held by a participant will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide that the participant may not exercise such stock award but instead will receive a payment, in such form as may be determined by the plan administrator, equal in value, at the effective time, to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of such stock award (including, at the discretion of the plan administrator, any unvested portion of such stock award), over (ii) any exercise price payable by the participant in connection with such exercise.

A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in a participant’s award agreement or as may be provided in any other written agreement or plan with us or one of our affiliates, but in the absence of such provision, no such acceleration will occur.

For purposes of the 2021 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 90% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of Common Stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.

For purposes of the 2021 Plan, except in connection with any initial public offering of our Common Stock, our CDIs or our other security interests, a change in control generally will be deemed to occur in the event: (i) a person, entity or group acquires, directly or indirectly, our securities representing more than 50% of the combined voting power of our then-outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (ii) there is consummated a merger, consolidation, or similar transaction involving us and, immediately after the consummation of such transaction, our stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) there is consummated a sale or other disposition of all or substantially all of our consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale or other disposition; or (iv) a majority of our Board becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the individuals who were Board members on the date the 2021 Plan was adopted (or their approved successors).

Clawback/Recovery. All awards granted under the 2021 Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.

In addition, the Board may impose such other clawback, recovery or recoupment provisions in an award agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

Transferability. A participant may not transfer stock awards under our 2021 Plan other than by will, the laws of descent and distribution, or as otherwise provided under our 2021 Plan.

Plan Amendment or Termination. Our Board has the authority to amend, suspend or terminate the 2021 Plan at any time, provided that such action does not materially impair a participant’s rights under his or her outstanding awards without such participant’s written consent and provided further that certain types of amendments will require the approval of our stockholders. Unless terminated sooner by the Board, the 2021 Plan will automatically terminate on the day before the tenth anniversary of the date our Board originally adopted the 2021 Plan.

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Listing Rules. Notwithstanding any other provision of the 2021 Plan, while the Company is admitted to the official list of ASX, the provisions of the 2021 Plan are subject to the Listing Rules and the 2021 Plan is deemed to include any provisions necessary to comply with the Listing Rules. Subject to the Listing Rules, the Board or any committee to which the Board delegates authority may, with the consent of the affected participant, amend the terms of outstanding awards consistent with the terms of the 2021 Plan.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2021 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2021 Plan. The 2021 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2021 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

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For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

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Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Tax Consequences to the Company

Compensation of Covered Employees

Our ability to obtain a deduction for amounts paid under the 2021 Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits our ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.

Golden Parachute Payments

Our ability (or the ability of one of our subsidiaries) to obtain a deduction for future payments under the 2021 Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.

New Plan Benefits Under the 2021 Plan

The following table sets forth certain information regarding future benefits under the 2021 Plan.

Name and Position	Number of Shares
John McCutcheon, President and Chief Executive Officer	1,884,615	(1)(2)
Gary Doherty, Chief Financial Officer	-	(2)
Erik Strandberg, Chief Commercial Officer	-	(2)
All current executive officers as a group	-	(2)
All current directors who are not executive officers as a group	1,884,615	(1)(2)
All employees, including current officers who are not executive officers, as a group	421,052	(2)(3)

(1)	Subject to approval by stockholders of Proposal 3, Mr. McCutcheon will receive an option to purchase shares of Common Stock under the 2021 Plan on May 7, 2026 (Australia) (May 6, 2026 (U.S)) with a value of US$716,154. The number of shares subject to the option as shown above was calculated by using the Black-Scholes value of an option assuming an exercise price per option equal to the closing price of a CDI as of December 8, 2025, converted from Australian dollars to U.S. dollars using the prevailing exchange rate (for a Black-Scholes value of US$0.38 per share).
(2)	Awards to be granted under the 2021 Plan to our executive officers (other than Mr. McCutcheon) and other employees (other than Mr. Will) are discretionary and not subject to set benefits or amounts under the terms of the 2021 Plan. Accordingly, the benefits and amounts that will be received by or allocated to our executive officers (other than Mr. McCutcheon) and other employees (other than Mr. Will) under the 2021 Plan are not determinable. Mr. McCutcheon will receive an option grant under the 2021 Plan subject to stockholder approval pursuant to Proposal 3 as shown in this “New Plan Benefits Under the 2021 Plan” table and described in footnote 1 hereto. Mr. Will, our Executive Chairman and an employee director, will receive an option grant under the 2021 Plan subject to stockholder approval pursuant to Proposal 4, as shown in the aggregate “current directors” number in this “New Plan Benefits Under the 2021 Plan” table and described in footnote 3 hereto. In 2025, our Board of Directors granted Mr. McCutcheon, Mr. Doherty, Mr. Strandberg, and Mr. Hendricksen options to purchase 1,884,615, 500,000, 400,000, and 500,000 shares of Common Stock, respectively, under the 2021 Plan.

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(3)	Subject to approval by stockholders of Proposals 4 through 7, four of our current directors (including Mr. Will as an employee director but excluding Mr. McCutcheon as an executive officer) will receive options under the 2021 Plan as of May 7, 2026 (Australia) (May 6, 2026 (U.S)) with an aggregate value of US$550,000. The aggregate number of shares subject to the options as shown above was calculated by using the Black-Scholes value of an option assuming an exercise price per option equal to the closing price of a CDI as of December 8, 2025, converted from Australian dollars to U.S. dollars using the prevailing exchange rate (or US$0.61). See the description of director compensation program below under the heading “Director Compensation” for more information regarding the compensation paid to our directors. Subject to approval by stockholders of Proposals 8 and 9, entities associated with two additional current directors (Drs. Evans and Nave) will also receive options; however, such option awards are not reflected in this table because they will be granted outside of the 2021 Plan.

Plan Benefits Under the 2021 Plan

The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of Common Stock subject to awards that have been granted (even if not currently outstanding) under the 2021 Plan since its inception through the Record Date.

Name and Position	Number of Shares
John McCutcheon, President and Chief Executive Officer	6,338,949	(1)
Gary Doherty, Chief Financial Officer	4,368,062
Erik Strandberg, Chief Commercial Officer	1,949,000
All current executive officers as a group	15,156,011	(1)
All current directors who are not executive officers as a group	4,226,318	(2)
Each nominee for election as a director	-
John McCutcheon	6,338,949	(1)
Bronwyn Evans	521,577
Each associate of any executive officers, current directors, or director nominees	-
Each other person who received or is to receive 5% of shares under the 2021 Plan	-
All employees, including current officers who are not executive officers, as a group	33,651,261	(1)(3)

(1)	Includes 1,884,615 options proposed to be granted to Mr. McCutcheon pursuant to Proposal 3. See footnote 1 to the “New Plan Benefits Under the 2021 Plan” table above for more information regarding this option award.
(2)	Includes 1,447,367 options in the aggregate proposed to be granted to four of our current directors (including Mr. Will as an employee director but excluding Mr. McCutcheon as an executive officer) pursuant to Proposals 4 through 7. See footnote 2 to the “New Plan Benefits Under the 2021 Plan” table above and footnotes 3 to this “Plan Benefits Under the 2021 Plan” table for more information regarding these option awards. Subject to approval by stockholders of Proposals 8 and 9, nominated entities of two additional current directors (Drs. Evans and Nave) will also receive options; however, such option awards are not reflected in this table because they will be granted outside of the 2021 Plan.
(3)	Includes 421,052 options proposed to be granted to Mr. Will pursuant to Proposal 4. Subject to approval by stockholders of Proposal 4, Mr. Will will receive such option award under the 2021 Plan as of May 7, 2026 (Australia) (May 6, 2026 (U.S)) with a value of US$160,000. The aggregate number of shares subject to the options was calculated by using the Black-Scholes value of an option assuming an exercise price per option equal to the closing price of a CDI as of December 8, 2025, converted from Australian dollars to U.S. dollars using the prevailing exchange rate (or US$0.61).

Since May 22, 2025 (U.S. Pacific Daylight Time) (the date of the last stockholder approval of the 2021 Plan under Exception 13), the Company has issued 10,497,573 options to purchase shares of Common Stock under the 2021 Plan.

Please also refer to “Equity Compensation Plan Information” below for further information about shares that may be issued under all of our equity compensation plans as of December 31, 2025.

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Voting Exclusion for Proposal 2

The Company will disregard any votes cast in favor of Proposal 2 by or on behalf of a person who is eligible to participate in the 2021 Plan or any of their associates. However, the Company need not disregard a vote cast in favor of Proposal 2 if it is cast by:

•	a person as proxy or attorney for a person who is entitled to vote on Proposal 2, in accordance with the directions given to the proxy or attorney; or
•	the person chairing the Annual Meeting as proxy or attorney for a person who is entitled to vote on Proposal 2, in accordance with a direction given to the chair to vote on Proposal 2 as the chair decides; or
•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
o	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal 2; and
o	the holder votes on Proposal 2 in accordance with directions given by the beneficiary to the holder to vote in that way.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

IN FAVOR OF PROPOSAL 2

PROPOSAL 3

APPROVAL OF GRANT OF OPTIONS TO MR. MCCUTCHEON, PRESIDENT, CEO AND A DIRECTOR OF THE COMPANY

Proposal 3 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the proposed grant of 1,884,615 options to Mr. McCutcheon under the 2021 Plan as a long-term incentive, for the year ending December 31, 2026, which number of options is subject to any adjustments to reflect the reverse stock split that the Company may effect.

The Board, following a recommendation from the Nomination and Remuneration Committee (“Committee”), develops and adopts (with the assistance of external advisors where appropriate) a remuneration plan for the Company's senior executives each year. The plan makes provisions for fixed remuneration, short-term incentives and long-term incentives. The Board considers that this grant of options to Mr. McCutcheon would be a cost effective and efficient reward for the Company to make to appropriately incentivize his continued performance and is consistent with the strategic goals and targets of the Company.

If Proposal 3 is approved, the Company will be able to proceed with the issue and Mr. McCutcheon will receive his proposed long-term incentive.

Refer to Proposal 2 in this Proxy Statement for a summary of the terms and conditions of the 2021 Plan.

ASX Listing Rule 10.14

In accordance with ASX Listing Rule 10.14, the Company must not permit a director and any of his or her associates to acquire securities under an employee incentive scheme unless it obtains stockholder approval. Therefore, the issue of options to a director requires the approval of stockholders for the purposes of ASX Listing Rule 10.14.

Details of any securities issued to Mr. McCutcheon under the 2021 Plan will be published in the Company’s Annual Report for the fiscal year ended 2026 relating to the period in which they were issued, along with a statement that the approval for the issue was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issue of securities under the 2021 Plan after this Proposal 3 is approved, and who were not named in this Proxy Statement, will not participate until stockholder approval is obtained under ASX Listing Rule 10.14.

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What happens if Mr. McCutcheon's employment is terminated?

Vested Options are exercisable for three months after Mr. McCutcheon's employment is terminated for any reason other than for cause, death, or disability. If the termination of service is due to cause (includes fraud, dishonesty and certain criminal activities), then all Options are immediately terminated and forfeited. If the termination of service is due to death or disability of Mr. McCutcheon, then the vested options will remain exercisable for eighteen months after the date of termination due to death or for one year after the date of termination due to disability.

What happens in the event of a change of control?

The Board (or any committee delegated by the Board with authority to administer the 2021 Plan) has discretion under the 2021 Plan to determine the treatment of the options in the event of a change in control of the Company. Unless otherwise provided in the option award agreement or other written agreement between the Company and the optionholder, if the acquirer in a change in control transaction does not assume or continue the options, or substitute similar awards for such options, and if the optionholder is then actively in service with the Company, the vesting of the options (along with awards held by other current participants in the 2021 Plan) will be accelerated in full; provided that the Board may provide that the options will be cashed out instead of allowing the options to be exercised if they would otherwise terminate in connection with the transaction.

The Company has entered into a Severance and Change of Control Agreement with certain of its key managers (including Mr. McCutcheon) providing for certain benefits in the event they are involuntarily terminated in connection with or following a change of control transaction. These benefits include, among other things, that any assumed outstanding options shall become fully vested and exercisable. The Severance and Change of Control Agreements were entered into prior to the Company’s listing on ASX and upon the Company’s admission to the official list, ASX granted the Company a waiver from ASX Listing Rule 10.18 to permit the Company to provide these benefits pursuant to the terms of the existing agreements.

Specific Information required by ASX Listing Rule 10.15 and Guidance Note 25

For the purposes of ASX Listing Rule 10.15, the following additional information is provided to stockholders:

Recipient	Options will be granted to Mr. McCutcheon, President, CEO and a Director of the Company and therefore falls within the category of person listed in ASX Listing Rule 10.14.1.

Mr. McCutcheon’s current total remuneration package for 2026	A base salary of US$572,045, a target cash bonus of up to US$400,432 (if the maximum performance threshold is met), long-term incentive of options with a Black-Scholes option pricing model value of up to US$716,154 (calculated as described below and subject to stockholder approval of this Proposal 3).

Number of Securities previously granted under the 2021 Plan and its predecessor plan

•   5,996,154 options with an exercise price of US$0.14 per share with an expiry date of November 12, 2029.

•   1,025,000 options with an exercise price of US$0.12 per share with an expiry date of October 27, 2029.

•   1,185,184 options with an exercise price of US$0.12 per share with an expiry date of January 27, 2031.

•   304,719 options with an exercise price of US$0.7992 per share with an expiry date of November 21, 2031.

•   675,000 options with an exercise price of US$0.44 per share with an expiry date of April 3, 2033.

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•   1,590,000 options at an exercise price of US$0.55 per share with an expiry date of March 20, 2034.

•   1,884,615 options at an exercise price of US$1.04 per share with an expiry date of March 17, 2035

Being a total of 12,660,672 options. No consideration was paid for the grant of the above options.

Why this type of security is being used

It is market practice in the U.S. for executive compensation to include an equity component (commonly options and/or RSUs) to incentivize the retain individuals and align their interest with the interest of the stockholders. The proposed grant of options to Mr. McCutcheon is a cost-effective way to incentivize and retain Mr. McCutcheon. Mr. McCutheon will not receive any loan from the company in connection with the grant of options.

Date of issue of options	If the stockholders approve Proposal 3, the Company will proceed with the issuance of the Options to Mr. McCutcheon on the date of the Annual Meeting.

Exercise price of options!	The Company will issue the options to Mr. McCutcheon under the 2021 Plan for nil cash consideration, with an exercise price of US$0.61, being the closing sale price of a CDI on ASX as of the immediately preceding trading day prior to the calculation date of December 8, 2025 (“Calculation Date”) converted from Australian dollars to US dollars using the prevailing exchange rate.

Number of options to be granted and how that number was determined

The value of the options proposed to be issued to Mr. McCutcheon is US$716,154 (“LTI Grant Value”), equal to 125% of Mr McCutcheon’s current base salary. The LTI Grant Value is calculated by using the Black-Scholes value of an option assuming an exercise price per option equal to the closing price of a CDI as of the Calculation Date, converted from Australian dollars to U.S. dollars using the prevailing exchange rate. The Black-Scholes value was US$0.38, meaning the number of options to be issued to Mr. McCutcheon is 1,884,615.

The above information has not been adjusted to reflect any reverse stock split that the Company may effect. If the above number of options is not evenly divisible by the split ratio ultimately determined by the Board, the Company will round up the underlying shares to the nearest whole number. For example, if there is a 1-for-10 reverse stock split and the CDI to share ratio changes to 10-to-1 as a result, Mr. McCutcheon will be granted 188,462 options, equivalent to 1,884,620 CDIs.

Summary of material terms of options and the 2021 Plan

The options will vest monthly in equal tranches over four years from the date of the Annual Meeting, subject to Mr. McCutcheon’s continuous service as of each vesting date.

The options will be issued on terms and conditions set out in the 2021 Plan, a summary of which is provided in Proposal 2 in this Proxy Statement.

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If Proposal 3 is approved, the Company will proceed with the issuance of the relevant options to Mr. McCutcheon. If Proposal 3 is not approved, the Company will not proceed with the issuance of the relevant options to Mr. McCutcheon and will consider alternative incentives including an increase to the cash component of Mr. McCutcheon’s compensation.

Voting Exclusion for Proposal 3

The Company will disregard any votes cast in favor of Proposal 3 by or on behalf of a person referred to in ASX Listing Rules 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the 2021 Plan or any of their associates. However, the Company need not disregard a vote cast in favor of Proposal 3 if it is cast by:

•	a person as proxy or attorney for a person who is entitled to vote on Proposal 3, in accordance with the directions given to the proxy or attorney; or
•	the person chairing the Annual Meeting as proxy or attorney for a person who is entitled to vote on Proposal 3, in accordance with a direction given to the chair to vote on Proposal 3 as the chair decides; or
•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
o	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal 3; and
o	the holder votes on Proposal 3 in accordance with directions given by the beneficiary to the holder to vote in that way.

THE BOARD OF DIRECTORS (EXLUDING MR. MCCUTCHEON, WHO ABSTAINS GIVEN

HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS A VOTE

IN FAVOR OF PROPOSAL 3

PROPOSALS 4 TO 7

APPROVAL OF GRANT OF OPTIONS TO MR. WILL, MS. DREXLER, MR. MOODY AND DR. STEINHAUS

Proposals 4 to 7 seek stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of options to the relevant directors (as defined below) of the Company under the 2021 Plan as follows:

•	Proposal 4 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of 421,052 options to Mr. Will under the 2021 Plan;

•	Proposal 5 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of 342,105 options to Ms. Drexler under the 2021 Plan;

•	Proposal 6 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of 342,105 options to Mr. Moody under the 2021 Plan; and

•	Proposal 8 seeks stockholder approval in accordance with ASX Listing Rule 10.14 for the grant of 342,105 options to Dr. Steinhaus under the 2021 Plan.

In each case, subject to any adjustments to reflect the reverse stock split that the Company may effect.

Mr. Will, Ms. Drexler, Mr. Moody and Dr. Steinhaus are collectively referred to as, the “four Directors”.

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If stockholder approval is obtained, the options will be issued under and subject to the terms of the 2021 Plan. The Nomination and Remuneration Committee believes that non-executive directors should maintain a meaningful level of share ownership to further align their interests with those of the Company’s stockholders and to ensure compensation is in line with market standards. The option awards are proposed for the four Directors in lieu of a higher cash remuneration in order to preserve the Company’s cash, as is common practice in the U.S. The Nomination and Remuneration Committee reviewed director compensation data from a list of peer group companies of similar size to determine the grant value proposed herein.

ASX Listing Rule 10.14

ASX Listing Rule 10.14 requires the Company to obtain stockholder approval for the issue of options to directors of the Company under an employee incentive scheme. The proposals under Proposals 4 to 7 (inclusive) seek stockholder approval under ASX Listing Rule 10.14 and for all other purposes, for the award of options the four Directors on the terms set out below. As directors of the Company, each of the four Directors fall within the category set out in ASX Listing Rule 10.14.1.

It is also proposed that two other non-executive directors of the Company, Dr. Bronwyn Evans and Dr. Christopher Nave, be issued options by the Company. However, as Dr Evans and Dr Nave wish to have these options issued to holdings or entities nominated by them, they will instead be issued outside the 2021 Plan (although substantially on the same terms) and are addressed by Proposals 8 and 9 below.

If Proposals 4 to 7 are approved, the Company will proceed with the issue of the options and the four Directors will receive the proposed equity component of their remuneration for their respective services as directors.

Details of any options issued to the four Directors the 2021 Plan will be published in the Company’s Annual Report relating to the period in which they were issued, along with a statement that the approval for the issue was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issue of securities under the 2021 Plan after Proposals 4 to 7 are approved, and who were not named in this Proxy Statement, will not participate until stockholder approval is obtained under ASX Listing Rule 10.14.

What happens if one of the four Directors cease to be a director?

If one of the four Director's service ceases, the director will retain their options to the extent that they have already vested. To the extent options have not vested, the director will forfeit them for no consideration. The director will have three months following termination to exercise any vested options.

What happens in a change of a control?

The Board (or any committee delegated by the Board with authority to administer the 2021 Plan) has discretion under the 2021 Plan to determine the treatment of the options in the event of a change in control of the Company. Unless otherwise provided in the option award agreement or other written agreement between the Company and the optionholder, if the acquirer in a change in control transaction does not assume or continue the options, or substitute similar awards for such options, and if the optionholder is then actively in service with the Company, the vesting of the options (along with awards held by other current participants in the 2021 Plan) will be accelerated in full; provided that the Board may provide that the options will be cashed out instead of allowing the options to be exercised if they would otherwise terminate in connection with the transaction.

Pursuant to Mr. Allan Will’s October 2021 offer letter agreement to become Executive Chair, in the event of a change of control, 100% of the then-unvested shares subject to any outstanding options held by Mr. Will will accelerate and become fully vested (other than options that are tied to specific performance milestones).

Source of shares of Common Stock

At the discretion of the Board, the shares to be issued on exercise of the options may be provided either by issuing new shares of Common Stock or by acquiring existing shares of Common Stock.

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Specific Information Required by ASX Listing Rule 10.15 and Guidance Note 25

For the purposes of ASX Listing Rules 10.14 and 10.15, the following additional information is provided to stockholders:

Recipient Grants	Options will be granted to the four Directors, namely, Mr. Will, Ms. Drexler, Mr. Moody, and Dr. Steinhaus, who each fall within the category of person listed in ASX Listing Rule 10.14.1.

Why this type of security is being used	The Nomination and Remuneration Committee believes that directors should maintain a meaningful level of share ownership to further align their interest with those of the Company’s stockholders and should receive compensation in line with market standards. The options awards are proposed for the four Directors in lieu of a higher cash remuneration in order to preserve the Company’s cash, as is common practice in the U.S.

Date of issue of options	If and to the extent stockholders approve Proposals 4 to 7 (inclusive), the Company will proceed with issuing the options on the date of the Annual Meeting.

Exercise price of options

The Company will issue the options to four Directors under the 2021 Plan for nil cash consideration, with an exercise price of US$0.61, being the closing sale price of a CDI on ASX as of the immediately preceding trading day prior to the Calculation Date converted from Australian dollars to US dollars using the prevailing exchange rate.

Number of options to be granted

•   Mr. Will, 421,052 options, having a value of US$160,000 calculated as described below;

•   Ms. Drexler, 342,105 options, having a value of US$130,000 calculated as described below;

•   Mr. Moody, 342,105 options, having a value of US$130,000 calculated as described below; and

•   Dr. Steinhaus, 342,105 options, having a value of US$130,000 calculated as described below;

The option is calculated by using the Black-Scholes value of an option assuming an exercise price per option equal to the closing price of a CDI as of Calculation Date, converted from Australian dollars to U.S. dollars using the prevailing exchange rate. The Black-Scholes value was US$0.38. The four Directors will not receive any loan from the Company in connection with the grant of options.

The above information has not been adjusted to reflect any reverse stock split that the Company may effect. If the above number of options is not evenly divisible by the split ratio ultimately determined by the Board, the Company will round up the underlying shares to the nearest whole number. For example, if there is a 1-for-10 reverse stock split and the CDI to share ratio changes to 10-to-1 as a result, Mr. Will will be granted 42,106 options, equivalent to 421,060 CDIs, and the other directors will be granted 34,211 options, equivalent to 342,110 CDIs.

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Summary of material terms of options and the 2021 Plan

The options will vest monthly in equal tranches over twelve months from the date of the Annual Meeting, subject to each of the four Director’s continuous service as at each vesting date. The options will be deemed fully-vested if the director’s term concludes at the 2027 annual stockholders’ meeting, even if such meeting occurs less than twelve months from this year’s Annual meeting.

Consistent with the guidance contained in ASX Corporate Governance Recommendations, no performance hurdles are attached to the options to be issued to the non-executive directors.

The options will be issued on terms and conditions set out in the 2021 Plan, a summary of which is provided in Proposal 2 in this Proxy Statement.

Current total remuneration package for 2026	Mr. Will	Director Fees (including Board Chair): US$127,500 cash; and options with a value of US$160,000 subject to stockholder approval of Proposal 4.

	Ms. Drexler	Director Fees (including Chair of the Nomination & Remuneration Committee, and membership of the Audit and Risk Committee): US$76,250 cash; and options with a value of US$130,000 subject to stockholder approval of Proposal 5.

	Mr. Moody	Director Fees (including membership of the Nomination & Remuneration Committee): US$58,750 cash; and options with a value of US$130,000 subject to stockholder approval of Proposal 6.

	Dr. Steinhaus	Director Fees (including membership of the Nomination & Remuneration Committee and Audit and Risk Committee): US$67,500 cash; and options with a value of US$130,000 subject to stockholder approval of Proposal 7.

Number of Securities previously granted under the 2021 Plan and its predecessor plan	Mr. Will

•    2,305,564 options at an exercise price of US$0.14 per share (of which 110,000 options were exercised during fiscal year 2024) with an expiry date of November 12, 2029.

•    171,121 options at an exercise price of US$0.80 per share with an expiry date of November 21, 2031.

•    182,159 options at an exercise price of US$0.44 per share with an expiry date of April 3, 2033.

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•    163,637 options at an exercise price of US$0.55 per share with an expiry date of March 20, 2034.

•    214,844 options at an exercise price of US$1.04 per share with an expiry date of March 17, 2035.

Being a total of 3,095,825 options. No consideration was paid for the grant of the above options.

Ms. Drexler

•    100,100 options at an exercise price of US$0.80 per share with an expiry date of November 21, 2031.

•    182,159 options at an exercise price of US$0.44 per share with an expiry date of April 3, 2033.

•    163,637 options at an exercise price of US$0.55 per share with an expiry date of March 20, 2034.

•    175,781 options at an exercise price of US$1.04 per share with an expiry date of March 17, 2035.

Being a total of 621,677 options. No consideration was paid for the grant of the above options.

Mr. Moody

•    182,159 options at an exercise price of US$0.44 per share with an expiry date of April 3, 2033.

•    163,637 options at an exercise price of US$0.55 per share with an expiry date of March 20, 2034.

•    175,781 options at an exercise price of US$1.04 per share with an expiry date of March 17, 2035.

Being a total of 521,577 options. No consideration was paid for the grant of the above options.

Prior to the issue of the above options Mr. Moody had not received any securities under the 2021 Plan. However, the Company previously issued 100,100 options to Australian MedTech services Pty Ltd at an exercise price of US$0.80 per share with an expiry date of November 21, 2031. At the time, Mr. Moddy was a director of Australian Medtech Services Pty Ltd and his management consultancy, TM Strategic LLC, was a shareholder. This option was not made under the 2021 Plan or the processor plan.

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No consideration was paid for the grant of the options above.

Dr. Steinhaus

•    100,100 options at an exercise price of US$0.80 per share with an expiry date of November 21, 2031.

•    182,159 options at an exercise price of US$0.44 per share with an expiry date of April 3, 2033.

•    163,637 options at an exercise price of US$0.55 per share with an expiry date of March 20, 2034.

•    175,781 options at an exercise price of US$1.04 per share with an expiry date of March 17, 2035.

Being a total of 621,677 options. No consideration was paid for the grant of the above options.

If stockholders approve Proposals 4, 5, 6 and 7, the Company will proceed with the issuance of options under the relevant proposal.

If stockholders do not approve Proposals 4, 5, 6 and 7, the issuance of options under the relevant proposal will not proceed. Instead, the Company may evaluate compensating the four Directors with additional cash fees.

Note that Proposals 4, 5, 6 and 7 are separate resolutions and are not contingent on the passing of each other resolution.

Voting Exclusion for Proposals 4 to 7

The Company will disregard any votes cast in favor of Proposals 4 to 7 (inclusive) by or on behalf of a person referred to in ASX Listing Rules 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the 2021 Plan or any of their associates. However, the Company need not disregard a vote cast in favor of Proposals 4 to 7 (inclusive) if it is cast by:

•	a person as proxy or attorney for a person who is entitled to vote on Proposals 4 to 7 (inclusive), in accordance with the directions given to the proxy or attorney; or
•	the person chairing the Annual Meeting as proxy or attorney for a person who is entitled to vote on Proposals 4 to 7 (inclusive), in accordance with a direction given to the chair to vote on Proposals 4 to 7 (inclusive) as the chair decides; or
•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
o	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposals 4 to 7 (inclusive); and
o	the holder votes on Proposals 4 to 7 (inclusive) in accordance with directions given by the beneficiary to the holder to vote in that way.

THE BOARD OF DIRECTORS (EXLUDING MR. WILL, WHO ABSTAINS GIVEN

HIS PERSONAL INTERESTIN THE PROPOSAL) RECOMMENDS A VOTE

IN FAVOR OF PROPOSAL 4

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THE BOARD OF DIRECTORS (EXLUDING MS. DREXLER, WHO ABSTAINS GIVEN

HER PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS A VOTE

IN FAVOR OF PROPOSAL 5

THE BOARD OF DIRECTORS (EXLUDING MR. MOODY, WHO ABSTAINS GIVEN

HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS A VOTE

IN FAVOR OF PROPOSAL 6

THE BOARD OF DIRECTORS (EXLUDING DR. STEINHAUS, WHO ABSTAINS GIVEN

HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS A VOTE

IN FAVOR OF PROPOSAL 7

PROPOSALS 8 TO 9

APPROVAL OF GRANT OF OPTIONS TO A NOMINATED HOLDINGS AND ENTITIES OF DR EVANS AND DR NAVE, NON-EXECUTIVE DIRECTORS OF THE COMPANY

As outlined above in Proposals 4 to 7, the Company is proposing to provide options to its directors to in lieu of a higher cash remuneration in order to preserve the Company’s cash and ensure their compensation is in line with market standards.

Dr Bronwyn Evans is a non-executive Director of the Company and wishes to have her proposed award of options issued to a joint holding with her spouse, Mr. Peter Gordon (the “Nominated Holding of Dr Evans”). Dr Christopher Nave is a non-executive Director of the Company and wishes to have his proposed award of options issued to his nominee, MRCF BTF Service (BCPIT) Pty Ltd as trustee for the MRCF BTF (BCP Investment) Trust (the “Nominated Entity of Dr Nave”). Dr. Nave has a beneficial interest in the MRCF BTF (BCP Investment) Trust.

The 2021 Plan however, does not provide for awards to be made to nominees of participants. As a result, subject to stockholders approving Proposals 8 and 9, such grants of options will be made to the Nominated Holding of Dr Evans and the Nominated Entity of Dr Nave respectively, outside of the 2021 Plan but on substantially the same terms as all other option awards. The Nominated Holding of Dr Evans and the Nominated Entity of Dr Nave are collectively referred to as the “Nominees”.

ASX Listing Rules 10.11.1 and 10.11.4 provides that a company must not issue equity securities to a “related party” or an associate of a “related party” without the approval of stockholders. Dr. Evans and Dr. Nave are both related parties of the Company by virtue of being a director as set out in ASX Listing Rule 10.11.1 and the Nominated Holding of Dr Evans and Nominated Entity of Dr Nave are respectively associates of Dr. Evans and Dr. Nave as set out in ASX Listing Rule 10.11.4.

If Proposals 8 and 9 are approved, the Company will proceed with the issue to the Nominated Holding of Dr Evans and Nominated Entity of Dr Nave, and these Nominees will receive the proposed equity component of their remuneration for services as directors of the Company. Pursuant to ASX Listing Rule 7.2 Exception 14, where approval under ASX Listing Rule 10.11 is obtained, approval is not required under ASX Listing Rule 7.1 and the issue of securities will not be included in the Company’s 15% issue limit.

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What happens if Dr. Evans and Dr. Nave cease to be directors?

If Dr. Evans’ and Dr Nave's services as directors cease, their Nominees will retain the options to the extent that they have already vested. To the extent options have not vested, they will be forfeited for no consideration. The Nominees will have three months following termination to exercise any vested options.

What happens in a change of control?

The Board will have discretion to determine the treatment of the options in the event of a change in control of the Company, including to provide that the restrictions or vesting applicable to some or all of the options shall lapse in full or in part, require the shares subject to the options be substituted for shares in the succeeding entity, or require the Options to be surrendered and cancelled for cash payment or shares in the succeeding entity, or a combination of cash and shares.

Source of shares of Common Stock

At the discretion of the Board, the shares to be issued on exercise of the Options to be provided either by issuing new shares of Common Stock or by acquiring existing shares of Common Stock.

Specific Information Required by ASX Listing Rules 10.13 and Guidance Note 25

The additional information required by ASX Listing Rule 10.13 is set out below:

Recipient Grants	Options will be granted to the Nominated Holding of Dr. Evans, and the Nominated Entity of Dr. Nave.

Why this type of security is being used

The Nomination and Remuneration Committee believes that directors should maintain a meaningful level of share ownership to further align their interest with those of the Company’s stockholders and should receive compensation in line with market standards. The option awards are proposed for the Nominated Holding of Dr. Evans, and the Nominated Entity of Dr. Nave in lieu of a higher cash remuneration in order to preserve the Company’s cash, as is common practice in the U.S.

Date of issue of options	If and to the extent stockholders approve Proposals 8 to 9 (inclusive), the Company will proceed to issue the options on the date of the Annual Meeting.

Exercise price of options

The Company will issue the options to the Nominated Holding of Dr. Evans, and the Nominated Entity of Dr. Nave outside the 2021 Plan for nil cash consideration, with an exercise price of US$0.61, being the closing sale price of a CDI on ASX as of the immediately preceding trading day prior to the Calculation Date converted from Australian dollars to US dollars using the prevailing exchange rate.

Number of options to be granted

•    The Nominated Holdings of Dr. Evans, 342,105 options, having a value of US$130,000 calculated as described below;

•    The Nominated Entity of Dr. Nave, 342,105 options, having a value of US$130,000 calculated as described below;

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The option is calculated by using the Black-Scholes value of an option assuming an exercise price per option equal to the closing price of a CDI as of Calculation Date, converted from Australian dollars to U.S. dollars using the prevailing exchange rate. The Black-Scholes value was US$0.38. The Nominated Holding of Dr Evans and the Nominated Entity of Dr Nave will not receive any loan from the Company in connection with the grant of options.

The above information has not been adjusted to reflect any reverse stock split that the Company may effect. If the above number of options is not evenly divisible by the split ratio ultimately determined by the Board, the Company will round up the underlying shares to the nearest whole number. For example, if there is a 1-for-10 reverse stock split and the CDI to share ratio changes to 10-to-1 as a result, the Nominees will be granted 34,211 options each, equivalent to 342,110 CDIs.

Summary of material terms of options

The options will vest monthly in equal tranches over twelve months from the date of the Annual Meeting, subject to Dr. Evans, and Dr. Nave’s continuous service as at each vesting date. The options will be deemed fully-vested if the director’s term concludes at the 2027 annual stockholders’ meeting, even if such meeting occurs less than twelve months from this year’s Annual Meeting.

Consistent with the guidance contained in ASX Corporate Governance Recommendations, no performance hurdles are attached to the options to be issued to the non-executive Directors.

The options will be issued on terms and conditions set out in the 2021 Plan, a summary of which is provided in Proposal 2 in this Proxy Statement.

Current total remuneration package for 2026	Dr. Evans	Director Fees (including Chair of the Audit & Risk Committee): US$67,500 cash, inclusive of statutory superannuation; and options with a value of US$130,000 subject to stockholder approval of Proposal 9.

Dr. Nave

Director Fees: US$50,000 cash inclusive of statutory superannuation; and options with a value of US$130,000 subject to stockholder approval of Proposal 10.

Dr. Nave has directed the Company to pay his director fees to BCP3 Pty Ltd, a company in which Dr. Nave is Managing Director and shareholder.

If stockholders approve Proposals 8 and 9, the Company will proceed with the issuance of the options to the Nominees.

If stockholders do not approve Proposals 8 and 9, the issuance of options to the Nominees will not proceed. Instead, the Company may evaluate compensating Dr. Evans and Dr. Nave with additional cash fees.

Note that Proposals 8 and 9 are separate resolutions and are not contingent on the passing of each other resolution.

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Voting Exclusion for Proposals 8 and 9

The Company will disregard any votes cast in favor of:

(a)	Proposal 8 by or on behalf of Dr. Evans, the Nominated Holding of Dr. Evans, any other person who will obtain a material benefit as a result of the issue of the options (except a benefit solely by reason of being a holder of ordinary securities in the entity) and any of their associates; and
(b)	Proposal 9 by or on behalf of Dr. Nave, the Nominated Entity of Dr. Nave, any other person who will obtain a material benefit as a result of the issue of the options (except a benefit solely by reason of being a holder of ordinary securities in the entity) and any of their associates.

However, the Company need not disregard a vote cast in favor of Proposals 8 and 9, if it is cast by:

•	a person as proxy or attorney for a person who is entitled to vote on Proposal 8 and 9 in accordance with the directions given to the proxy or attorney; or
•	the person chairing the Annual Meeting as proxy or attorney for a person who is entitled to vote on Proposals 8 and 9 in accordance with a direction given to the chair to vote on Proposals 8 and 9 as the chair decides; or
•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
o	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposals 8 and 9; and
o	the holder votes on Proposals 8 and 9 in accordance with directions given by the beneficiary to the holder to vote in that way.

THE BOARD OF DIRECTORS (EXLUDING DR. EVANS, WHO ABSTAINS GIVEN

HER PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS A VOTE

IN FAVOR OF PROPOSAL 8

THE BOARD OF DIRECTORS (EXLUDING DR. NAVE, WHO ABSTAINS GIVEN

HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS A VOTE

IN FAVOR OF PROPOSAL 9

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers as of March 9, 2026.

Name	Age	Position(s) with the Company
Executive Officers
John McCutcheon	65	President, Chief Executive Officer, Director
Gary Doherty	60	Chief Financial Officer
Erik Strandberg	47	Chief Commercial Officer
Michael Hendricksen	52	Chief Operating Officer

For Mr. McCutcheon’s biography, see “Proposal 1 Election of Directors” above.

Gary Doherty has served as our Chief Financial Officer (“CFO”) since September 2023 and brings over 35 years of international expertise in technology, healthcare, finance, and operations. Mr. Doherty’s previous roles include serving as CFO of Mikuna Foods, Inc. from July 2021 to October 2022, in various roles at Acutus Medical, Inc. (Nasdaq: AFIB) including CFO from October 2015 to June 2021, and in various leadership positions at Volcano Corporation (acquired by Philips NV) from August 2003 until October 2015. Prior to this, he served as the Director of Financial Management with Digirad, Inc., and served as Corporate Controller for Palomar Technologies, Inc. Mr. Doherty received a B.S. in Business Administration, Finance from San Diego State University.

Erik Strandberg has served as our Chief Commercial Officer since April 2024 and has over two decades of medical device industry sales experience and has developed relationships across a broad spectrum of physicians, C-suite hospital executives and medical professionals.  He has demonstrated exceptional strategic sales planning, contract negotiation, operational oversight, and leadership expertise. Prior to joining EBR, Mr. Strandberg was the Senior Vice President of the Hybrid Therapies Division at AtriCure (NASDAQ: ATRC), where from July 2018 to April 2024 he led the promotion and sales initiatives for a prestigious product portfolio targeting the treatment of Atrial Fibrillation and related conditions. Before that, Mr. Strandberg was at Boston Scientific from August 2015 to July 2018 (NYSE: BSX) where he helped execute the commercial launch strategy of the Watchman Left Atrial Appendage Closure device. He previously held leadership roles at St Jude Medical and Guidant Corporation focused on the areas of Cardiac Rhythm Management, EP, and Heart Failure. Mr. Strandberg received a B.S. in Finance from Florida State University.

Michael Hendricksen has served as our Chief Operating Officer since November 2021 and has over 25 years of medical device product development and manufacturing experience. Prior to joining EBR Systems, from February 2018, Mr. Hendricksen served as Chief Operating Officer at Ceterix Orthopaedics where he led the development of the NOVOSTITCH Pro Meniscal Repair System. Ceterix was acquired in 2019 by Smith+Nephew at which time Michael assumed the role of Site Leader, scaling and integrating operations not only for Ceterix but also for Tusker Medical, another Smith+Nephew acquisition. Before Ceterix, Mr. Hendricksen was Vice President of R&D at Foundry NewcoXI and served in engineering roles of increasing responsibility at Emphasys Medical, Cardica, and IDEO Product Development. Mr. Hendricksen is an inventor on over 80 issued patents, and he holds an MS in Mechanical Engineering from Stanford University and a BS in Mechanical Engineering from Northwestern University.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock (including shares underlying all issued and outstanding CDIs) of the Company as of March 9, 2026 by (i) each person who, to the Company’s knowledge, owns more than 5% of its Common Stock, (ii) each of the Company’s named executive officers and directors, and (iii) all of the Company’s executive officers and directors as a group. The table also sets out the names of all persons who have filed an ASIC Form 603 (Notice of initial substantial holder) notifying the Company of a relevant interest in 5% or more of the voting rights attached to the issued securities of the Company, or an ASIC Form 604 (Notice of change of interests of substantial holder) notifying the Company of a change to their relevant interest holding of 1% or more. Shares of our Common Stock subject to options, warrants, or other rights currently exercisable, or exercisable within 60 days of March 9, 2026, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person. As of March 9, 2026, the Company had 450,435,794 shares of Common Stock issued and outstanding, including all shares of Common Stock underlying issued and outstanding CDIs. Unless otherwise indicated below, the address for each beneficial owner is c/o EBR Systems, Inc., 480 Oakmead Parkway, Sunnyvale, California 94085.

The information below has not been adjusted to reflect any reverse stock split that the Company may effect.

Name and address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
Named Executive Officers and Directors:
John McCutcheon (1)	10,197,009	2.21%
Gary W. Doherty (2)	2,550,206	*
Erik Strandberg (3)	857,833	*
Allan Will (4)	9,755,157	2.15%
Bronwyn Evans (5)	812,811	*
Trevor Moody (6)	1,461,046	*
Christopher Nave (7)	607,028	*
David Steinhaus (8)	607,028	*
Karen Drexler (9)	607,028	*
All directors and executive officers as a group (10 persons)(10)	29,378,062	6.22%
All Other Greater than 5% Owners:
Entities Affiliated with H.E.S.T. Australia Ltd. (11)	36,581,484	8.07%
Entities Affiliated with Host-Plus Pty Ltd (12)	45,915,158	10.12%
Entities Affiliated with M.H. Carnegie Funds (13)	47,221,414	10.34%
Entities Affiliated with Split Rock Partners (14)	29,375,659	6.48%

*	Less than 1%
(1)	Consists of 10,197,009 shares issuable pursuant to a stock option exercisable within 60 days after March 9, 2026.
(2)	Consists of 2,550,206 shares issuable pursuant to a stock option exercisable within 60 days from March 9, 2026.
(3)	Consists of 857,833 shares issuable pursuant to a stock option exercisable within 60 days after March 9, 2026.
(4)	Consists of (a) 5,995,724 CDIs held by Allan R. Will Trust U/A Dtd 6/14/2012, Allan R. Will TTEE, (b) 600,000 CDIs held by Taphne Lux, (c) 2,909,421 shares issuable pursuant to a stock option exercisable within 60 days after March 9, 2026, and (d) 250,012 shares issuable upon exercise of certain warrants issued to Allan R. Will Trust U/A Dtd 6/14/2012, Allan R. Will TTEE.
(5)	Consists of (a) 551,579 CDIs held by Peter Douglas Gordan and Dr. Bronwyn Joy Evans, (b) 261,232 shares issuable pursuant to a stock option exercisable within 60 days after March 9, 2026.
(6)	Consists of (a) 506,928 shares issuable pursuant to a stock option exercisable within 60 days after March 9, 2026, (b) 100,100 shares issuable pursuant to a stock option exercisable within 60 days of March 9, 2026, held by Australian Medtech Services Pty Ltd, and (c) 854,018 shares issuable upon exercise of certain warrants issued to M. H. Carnegie & Co. Pty Ltd on behalf of Mr. Moody.

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(7)	Consists of 607,028 shares of Common Stock issuable upon the exercise of stock options held by MRCF BTF Service (BCPIT) Pty Ltd as trustee for the MRCF BTF (BCP Investment) Trust (“MRCF BTF (BCPIT”) that are exercisable within 60 days of March 9, 2026.
(8)	Consists of 607,028 shares issuable pursuant to a stock option exercisable within 60 days after March 9, 2026, held of record by David M. Steinhaus Revocable Trust dated January 20, 2004, as amended and restated.
(9)	Consists of 607,028 shares issuable pursuant to a stock option exercisable within 60 days after March 9, 2026.
(10)	Consists of (a) 7,147,303 CDIs held by our current directors and executive officers, (b) 21,126,729 shares issuable pursuant to stock options exercisable within 60 days after March 9, 2026, and (c) 1,104,030 shares issuable upon exercise of certain warrants.
(11)	The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by H.E.S.T. Australia Ltd. (“HESTA”) on August 4, 2025, and, consequently, the beneficial ownership of the above-mentioned reporting person may have change since August 4, 2025. HESTA has sole voting and dispositive power with respect to 17,633,860 CDIs. HESTA is the beneficial owner of 15,875,392 CDIs and 3,072,232 shares of Common Stock issuable upon exercise of certain warrants held by MRCF3 Service (H) Pty Ltd ("MRCF3 Service (H)") on trust for MRCF3 (H) Trust. MRCF3 Service (H) is the trustee of MRCF3 (H) Trust. HESTA is the sole unitholder in MRCF3 (H) Trust. Pursuant to a Part B Management Agreement, dated April 22, 2015, among MRCF3 Service (H), BCP3 Pty Ltd and HESTA, HESTA may be deemed to share voting and investment power with respect to the CDIs and shares of Common Stock issuable upon exercise of certain warrants held by MRCF3 (H) Trust. The principal address for HESTA is Level 20, 2 Lonsdale Street, Melbourne, VIC 3000.
(12)	The indicated ownership is based solely on a Schedule 13G filed with the SEC by Host-Plus Pty Ltd as trustee for the HOSTPLUS Pooled Superannuation Trust (“Host-Plus”) on November 26, 2024, and, consequently, the beneficial ownership of the above-mentioned reporting person may have change since November 13, 2024. Consists of (a) 26,551,391 CDIs and 2,094,880 shares of Common Stock issuable upon exercise of certain warrants held by MRCF3 Service (HP) Pty Ltd ("MRCF3 Service (HP)") on trust for MRCF3 (HP) Trust; (b) 8,376,377 CDIs and 1,024,372 shares of Common Stock issuable upon exercise of certain warrants held by MRCF3 Service (SW) Pty Ltd ("MRCF3 Service (SW)") on trust for MRCF 3 (SW) Trust; and (c) 7,868,138 CDIs held by BB6 Service (HP) Coinvestment Trusco Pty Ltd ("BB6 Service (HP)") on trust for BCP (HP) Co-Investment Trust. Host-Plus is the sole unitholder in each of MRCF 3 (HP) Trust, MRCF 3 (SW) Trust and BCP (HP) Co-Investment Trust and has sole voting and investment power with respect to the securities held by each trust. The principal address for Host-Plus is Level 9, 114 William Street, Melbourne, VIC 3000.
(13)	The indicated ownership is based solely on a Schedule 13G filed with the SEC by : (i) M.H. Carnegie & Co. Pty Ltd (“MHCC”); (ii) Mark H. Carnegie; (iii) Carnegie Healthcare Fund LP (“CHF”); (iv) Carnegie Innovation Fund No 2 LP (“CIF2”); (v) MHC Fund Services B Pty Ltd (“MHC Co-Inv”); (vi) MHC Fund Services 2A Pty Ltd (“CPOF2A”); and (vii) M. Carnegie Pty Ltd (“MHCFT”) (collectively, the “Reporting Persons”) on November 14, 2024, and, consequently, the beneficial ownership of the above-mentioned reporting persons may have change since November 14, 2024. Consists of: (a) 14,952,663 CDIs held by CFH; (b) 14,162,839 CDIs held by CIF2; (c) 3,323,193 CDIs held by CPOF2A; (d) 7,833,287 CDIs held by MHC Co-Inv; (e) 784,209 CDIs held by MHCFT; (f) 2,401,671 shares issuable upon exercise of certain warrants issued to CHF; (g) 448,526 shares issuable upon exercise of certain warrants issued to CIF2; (h) 182,318 shares issuable upon exercise of certain warrants issued to MHCFT; (i) 1,182,101 shares issuable upon exercise of certain warrants issued to MHC Co-Inv; and (j) 1,950,607 shares issuable upon exercise of certain warrants issued to MHCC. MHCC and MHCFT are entities owned by Mr. Carnegie. MHCC is the investment manager of CHF, CIF2, MHC Co-Inv and CPOF2A. MHCC, the Carnegie Funds, and MHCFT may be referred to as the “entities affiliated with M.H. Carnegie & Co. and Mark Carnegie”. Mr. Carnegie as controlling member may be deemed to share voting and/or investment power over the shares beneficially owned by the entities affiliated with M.H. Carnegie & Co. and Mark Carnegie. In addition, Mr. Carnegie and Trevor Moody (a member of our Board of Directors) may be deemed to have share voting and/or investment power over 854,018 shares issuable upon exercise of warrants held by MHCC. The principal address for the Reporting Persons is Suite 210-F3, The Entertainment Quarter, 122 Lang Road, More Park, NSW 2021.

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(14)	The indicated ownership is based solely on a Schedule 13G filed with the SEC by : (i) Split Rock Partners, LP (“Split Rock LP”); (ii) Split Rock Partners Management, LLC (“Split Rock GP”); (iii) SPVC VI, LLC (“SPVC VI”); (iv) SPVC Management VI, LLC (“SPVC VI Manager”); (v) Michael Gorman; (vi) James Simons; and (vii) David Stassen (collectively, the “Reporting Persons”) on November 26, 2024, and, consequently, the beneficial ownership of the above-mentioned reporting persons may have change since November 26, 2024. Consists of: (a) 6,996,473 CDIs held by SPVC VI; (b) 19,732,458 CDIs held by Split Rock LP; (c) 656,806 shares issuable upon exercise of certain warrants issued to SPVC VI; and (d) 1,989,922 shares issuable upon exercise of certain warrants issued to Split Rock LP. Split Rock GP is the general partner of Split Rock LP and shares the power to direct the voting and disposition of the securities held by Split Rock LP. SPVC VI Manager is the manager of SPVC VI and shares the power to direct the voting and disposition of the securities held by SPVC VI. Messrs. Gorman, Simons and Stassen are the managing partners of each of Split Rock GP and SPVC VI Manager and share the power to direct the voting and disposition of the securities reported herein. The principal business address of the Reporting Persons is 16526 West 78th Street, Suite 504, Eden Prairie, Minnesota 55346.

EXECUTIVE COMPENSATION

This section explains the principles and practices that guide our executive compensation program, and the compensation paid to the following “named executive officers” (“NEOs”):

Name	Position(s) with the Company
John McCutcheon	President, Chief Executive Officer, Director
Gary Doherty	Chief Financial Officer
Erik Strandberg	Chief Commercial Officer

Summary Compensation Table

This discussion contains forward looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

The following table sets forth information concerning the compensation awarded to or earned by our NEOs during the fiscal year ended December 31, 2025 and 2024:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	Non- Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
John McCutcheon	2025	543,782	—	1,941,153	308,024	5,000	2,797,959
President and Chief Executive Officer	2024	518,750	—	588,300	316,272	—	1,423,322
Gary Doherty	2025	363,569	—	240,000	132,001	5,000	740,570
Chief Financial Officer	2024	347,752	—	130,000	142,280	—	630,032
Erik Strandberg (4)	2025	373,788	—	192,000	192,525	2,875	761,188
Chief Commercial Officer	2024	229,242	90,667	650,000	—	—	970,489

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(1)	Amounts do not reflect dollar amounts actually received by our Named Executive Officers and instead, in accordance with SEC rules, represent the aggregate grant date fair values of option awards granted in 2025 as computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification (ASC) Topic 718. See Note 11, Stock-based compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for a discussion of the assumptions used in the calculation of these amounts.
(2)	Amounts disclosed for 2025 under the “Non-Equity Incentive Plan Compensation” column represent the portion of the annual performance-based bonuses earned pursuant to objective performance criteria established as part of our annual performance-based bonus plan for the indicated year for the achievement of pre-established corporate and other goals. For further discussion on performance-based bonuses paid for 2025, see the sub-section entitled “2025 Annual Performance-Based Bonuses.”
(3)	Amounts disclosed under the “All Other Compensation” column represent the Company’s matching contribution under the EBR Systems, Inc. 401(k) Plan.
(4)	Mr. Strandberg has served as our Chief Commercial Officer since April 29, 2024.

Narrative to Summary Compensation Table

Annual Base Salary

Our named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The base salary of our named executive officers is generally determined and approved by our Board of Directors in connection with the commencement of employment of the named executive officer and may be adjusted from time to time thereafter as the Board of Directors determines appropriate. Effective April 1, 2025, the annual base salary rates for our named executive officers were as follows: (1) for Mr. McCutcheon, $550,043; (2) for Mr. Doherty, $366,669; and (3) for Mr. Strandberg, $385,050. Effective April 1, 2024, the annual base salary rates for our named executive officers were as follows: (1) for Mr. McCutcheon, $525,000; (2) for Mr. Doherty, $354,270; and (3) for Mr. Strandberg, $340,000 (determined in connection with the commencement of his employment with us in April 2024).

2025 Annual Performance-Based Bonuses

We generally provide each of our executive officers an opportunity to receive an annual cash incentive payment under our short-term cash incentive program. The amount of any cash incentive payable under this program is based on a target incentive amount for each named executive officer. The amount of the cash bonus will depend on the plan participant’s performance during the relevant financial year and will be calculated as a percentage (between 0% to 100%) of the participant’s target bonus amount. This target bonus amount will be determined by our Board of Directors as recommended by the Nomination and Remuneration Committee at the start of each year. Mr. McCutcheon’s non-equity incentive opportunity for 2025 was based 60% on company-wide performance objectives, 20% individual performance, and 20% on total shareholder return. Mr. Doherty’s non-equity incentive opportunity for 2025 was based 55% on company-wide performance objectives, 25% individual performance objectives, and 20% on total shareholder return. Mr. Strandberg’s non-equity incentive opportunity for 2025 was based 10% on company-wide performance objectives, and 90% on individual performance objectives.

The annual cash bonuses awarded to each named executive officer for 2025 performance are set forth above in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation,” provided, however, that if, in the Board’s discretion, an amount is paid over and above the amounts earned by meeting the performance measures in the plan, such excess amount (if any) shall be set forth above in the Summary Compensation Table in the column titled “Bonus.”

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For 2025, the target incentive amounts and actual payments for our Named Executive Officers under our 2025 bonus plan, as determined by the Board based on its assessment of individual and company achievements throughout the year, were as follows:

Named Executive Officer	Target Award ($)	Actual Award ($)
John McCutcheon	385,030	308,024
Gary Doherty	165,001	132,001
Erik Strandberg	188,020	188,020

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our named executive officers’ interests with those of our stockholders and to retain and incentivize our named executive officers over the long term. Our Board of Directors is responsible for approving equity grants, other than a delegation of a management committee of approving equity grants for new non-executive employees within pre-approved ranges. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our named executive officers generally are awarded an initial new hire grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize our named executive officers with respect to achieving certain corporate goals or to reward our named executive officers for exceptional performance.

We currently grant equity incentive awards pursuant to our 2021 Plan, and previously granted awards under our 2013 Equity Incentive Plan, or 2013 Plan. The terms of our equity plans are described below under “—Equity Incentive Plans.” Generally, our option awards vest over a four-year period from the date of grant, subject to the holder’s continuous service to us, as further described under “—Outstanding Equity Awards at Fiscal Year End” below.

In 2025, our Board of Directors granted Mr. McCutcheon, Mr. Doherty, and Mr. Strandberg options to purchase 1,884,615, 500,000, and 400,000 shares of our Common Stock, respectively, vesting in 48 equal monthly installments over the four years from the vesting commencement date. Vesting of the options is subject to the named executive officer’s continued service through each applicable vesting date.

Outstanding Equity Awards At Fiscal Year End

The following table sets forth information regarding outstanding stock options and stock awards held by our named executive officers as of December 31, 2025:

		Option Awards(1)
Name	Vesting Start Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price(2) ($)	Option Expiration Date
John McCutcheon	06/17/2019	5,996,154	—		0.14	11/12/2029
	10/26/2020	1,025,000	—		0.12	10/27/2030
	01/28/2021	1,185,174	—		0.12	01/27/2031
	11/22/2021	304,719	—		0.80	11/21/2031
	05/22/2023	435,937	239,063	(3)	0.44	04/03/2033
	05/29/2024	629,375	960,625	(3)	0.55	03/20/2034
	05/21/2025	274,839	1,609,776	(3)	1.04	03/17/2035
Gary W. Doherty	09/11/2023	2,035,159	1,582,903	(4)	0.54	09/13/2033
	07/18/2024	88,541	161,459	(3)	0.77	07/17/2034
	06/25/2025	62,500	437,500	(3)	0.75	06/24/2035
Erik Strandberg	04/29/2024	645,416	903,584	(4)	0.62	04/28/2034
	06/25/2025	50,000	350,000	(3)	0.75	06/24/2035

(1)	Each of the outstanding equity awards was granted pursuant to our 2013 Equity Incentive Plan or 2021 Equity Incentive Plan, the terms of which are described below under “Equity Incentive Plans”.
(2)	The exercise price for each option is the fair market value of our Common Stock on the date of grant, as determined by our Board of Directors.

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(3)	Represents a grant of stock options that vests over 48 equal monthly installments from the vesting commencement date, subject to continued service through each such vesting date.
(4)	Represents a grant of stock options that vests over four years from the vesting commencement date, with 1/4 vesting on the first anniversary of the vesting commencement date, and the remainder vesting in 36 equal monthly installments, subject to continued service through each such vesting date.

Employment Agreements with Our Named Executive Officers

John McCutcheon

We are party to an employment offer letter dated as of May 29, 2019, with Mr. McCutcheon, our President and Chief Executive Officer. The offer letter does not have a specific term and provides that Mr. McCutcheon is an at-will employee.

Mr. McCutcheon’s 2026 annual base salary is $572,045 and his current annual target under our annual cash incentive program is 70% of his annual base salary. Mr. McCutcheon is eligible for severance benefits under his current severance and change of control agreement, subject to his execution of a general release in our favor, as more fully described in “—Potential Payments and Benefits upon Termination or Change of Control.”

Gary Doherty

We are party to an employment offer letter dated as of August 29, 2023, with Mr. Doherty, our Chief Financial Officer. The offer letter does not have a specific term and provides that Mr. Doherty is an at-will employee.

Mr. Doherty’s 2026 annual base salary is $392,336 and his current annual target under our annual cash incentive program is 50% of his annual base salary. Mr. Doherty is eligible for severance benefits under his severance and change of control agreement, subject to his execution of a general release in our favor, as more fully described in “—Potential Payments upon Termination or Change of Control.”

Erik Strandberg

We are party to an employment offer letter dated as of April 2, 2024, with Mr. Strandberg, our Chief Commercial Officer. The offer letter does not have a specific term and provides that Mr. Strandberg is an at-will employee.

Mr. Strandberg’s 2026 annual base salary is $397,564 and his current annual target under our annual cash incentive program is 50% of his annual base salary. Mr. Strandberg is eligible for severance benefits under her current severance and change of control agreement, subject to her execution of a general release in our favor, as more fully described in “—Potential Payments and Benefits upon Termination or Change of Control.”

Potential Payments And Benefits Upon Termination Or Change In Control

We provide the following severance benefits to our named executive officers in the event of a qualifying termination of employment under the terms of their employment agreements.

The Company has received waivers from ASX Listing Rule 10.18 in respect of the severance benefits outlined below.

John McCutcheon

We have entered into a severance and change of control agreement with Mr. McCutcheon providing for (i) in the event of a termination without cause or resignation following a material change in position in the absence of a change in control, six months of base salary severance, 50% of the target bonus for the year in which the termination occurred, and six months of paid COBRA continuation premiums, or (ii) in the event of a termination without cause or resignation following a material change in position in connection with or following a change in control, six months of base salary and paid COBRA continuation premiums, along with 50% of target bonus for the year of termination, and accelerated vesting of any outstanding option and restricted stock awards that are assumed or substituted by the acquiring company, all subject to Mr. McCutcheon’s general release of the Company and its affiliates.

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For purposes of this agreement, “material change in position” means a material reduction in Mr. McCutcheon’s duties or responsibilities (other than a change in title), a relocation of Mr. McCutcheon’s primary worksite more than 50 miles away from its current location, or a greater than 5% reduction in Mr. McCutcheon’s base salary, target bonus, or incentive payments (other than an across-the-board reduction applicable to similarly situated employees).

Gary W. Doherty

We have entered into a severance and change of control agreement with Mr. Doherty providing for (i) in the event of a termination without cause or resignation following a material change in position in the absence of a change in control, six months of base salary severance, 50% of the target bonus for the year in which the termination occurred, and six months of paid COBRA continuation premiums, or (ii) in the event of a termination without cause or resignation following a material change in position in connection with or following a change in control, six months of base salary and paid COBRA continuation premiums, along with 50% of target bonus for the year of termination, and accelerated vesting of any outstanding option and restricted stock awards that are assumed or substituted by the acquiring company, all subject to Mr. Doherty’s general release of the Company and its affiliates.

For purposes of this agreement, “material change in position” is as defined above with respect to Mr. McCutcheon.

Erik Strandberg

We have entered into a severance and change of control agreement with Mr. Strandberg providing for (i) in the event of a termination without cause or resignation following a material change in position in the absence of a change in control, six months of base salary severance, 50% of the target bonus for the year in which the termination occurred, and six months of paid COBRA continuation premiums, or (ii) in the event of a termination without cause or resignation following a material change in position in connection with a change in control, six months of base salary and paid COBRA continuation premiums, along with 50% of target bonus for the year of termination, and accelerated vesting of any outstanding option and restricted stock awards that are assumed or substituted by the acquiring company, all subject to Mr. Strandberg’s general release of the Company and its affiliates.

For purposes of this agreement, “material change in position” is as defined above with respect to Mr. McCutcheon.

Equity Awards

In the event of a merger or change in control in which the successor does not assume or substitute for an option or other award outstanding under our 2021 Plan, then each option or other award outstanding under our 2021 Plan will become fully vested. In addition, our Board of Directors has broad discretion under the 2013 Plan and 2021 Plan with respect to the treatment of awards outstanding under that plan in connection with a merger or change in control.

Other Compensation and Benefits

Each of our named executive officers is eligible to participate in our employee benefit plans, including our medical, dental, vision, life, and long-term disability plans, in each case on the same basis as all of our other employees. We pay the premiums for the medical, dental, vision, and life insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers.

In addition, we provide our employees, including each of our named executive officers, the opportunity to participate in a defined contribution retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees may defer eligible compensation on a pre-tax or after-tax (Roth) basis, up to the statutorily prescribed annual limits on contributions under the Internal Revenue

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Code of 1986, as amended, or the Code. Individual contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. During 2025, we matched employee contributions up to 3% of the employee’s salary, capped at $5,000 per plan year.

Director Compensation

Under the Company’s Bylaws, the directors decide the total amount paid to each director as remuneration for their services. However, under the ASX Listing Rules, the total amount paid to all directors must not exceed in any financial year the amount fixed in a general meeting of the Company. Any increase to the aggregate amount needs to be approved by stockholders. This aggregate annual sum does not include any special remuneration which our Board may grant to the directors for special exertions or additional services performed by a director for or at the request of the Company, which may be made in addition to or in substitution for the director’s fees. Additionally, under the ASX Listing Rules, the Company must not permit a director to acquire securities under an employee incentive scheme unless it obtains stockholder approval.

Therefore, the issue of options to each director requires stockholder approval. Directors will seek approval of the stockholders from time to time, as required by ASX Listing Rules and as appropriate.

The following table describes the annual compensation applicable to each role performed by non-employee directors as recommended by the Nomination and Remuneration Committee and approved by the Board in effect for the year ended December 31, 2025.

Position	Cash ($)	Option Awards ($)(1)	Total ($)
Board Chair (2)	77,500	25,000	102,000
Board Member	50,000	112,500	162,500
Committee Chair	17,500	—	17,500
Committee Member	8,750	—	8,750

(1)	The amounts shown represent the grant date fair values of option awards granted in 2025 as computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification (ASC) Topic 718. See Note 12, Stock-based compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for a discussion of the assumptions used in the calculation of these amounts.
(2)	Board Chair compensation is supplemental to Board Member compensation. Committee Member fees are supplemental to Board Chair, Board Member and Committee Chair fees.

Fees paid to directors are reviewed and set on an annual basis. In 2026, based on the recommendation of Vareo, the Board approved the following changes to the equity component of the Director Compensation Policy, effective as of January 1, 2026:

Position	Option Awards ($)
Board Chair(1)	30,000
Board Member	130,000

(1)	Board Chair compensation is supplemental to Board Member compensation.

Mr. McCutcheon does not receive compensation for his service as a director. His compensation for service as an executive officer during 2025 is disclosed in the Summary Compensation Table and related narrative disclosure.

Mr. Will is an employee director and received an annual salary of $77,500 for the year ended December 31, 2025, for his services as the Executive Chairman of the Board. There is no change in Mr. Will’s annual salary for the year ended December 31, 2026.

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In March 2025, each director (other than Mr. Will and Mr. McCutcheon) or their nominated entity received an option to purchase 175,781 shares of our Common Stock. Mr. Will received an option to purchase 214,844 shares of Common Stock in connection with his role as Executive Chairman of the Board. Mr. McCutcheon received an option to purchase 1,884,615 shares of our Common Stock in connection with his role as Chief Executive Officer. Each of these options was granted with an exercise price of $1.04 per share and vests in 12 equal monthly installments, other than Mr McCutcheon’s options which vest in 48 equal monthly installments, beginning March 18, 2025, subject to continued service with us on each applicable vesting date

The following table sets forth information concerning the compensation for all of our directors (except Mr. McCutcheon) for the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Allan Will (2)	127,500	137,500	265,000
Karen Drexler (3)	76,250	112,500	188,750
Bronwyn Evans (4)	67,500	112,500	180,000
Trevor Moody (5)	58,750	112,500	171,250
Christopher Nave (6)	50,000	112,500	162,500
David Steinhaus (7)	67,500	112,500	180,000

(1)	The amounts shown represent the grant date fair values of option awards granted in 2025 as computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification (ASC) Topic 718. See Note 12, Stock-based compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for a discussion of the assumptions used in the calculation of these amounts.
(2)	Mr. Will serves as our Executive Chairman of the Board and an annual salary for his service as Executive Chairman in addition to his board service fees. At December 31, 2025, Mr. Will had 2,985,825 outstanding options to purchase shares of Common Stock.
(3)	At December 31, 2025, Ms. Drexler had 621,677 outstanding options to purchase shares of Common Stock.
(4)	At December 31, 2025, Ms. Evans had 275,881 outstanding options to purchase shares of Common Stock, including 175,781 options held by a nominated holding.
(5)	At December 31, 2025, Mr. Moody had 621,677 outstanding options to purchase shares of Common Stock.
(6)	Mr. Nave has nominated his compensation and option awards to MRCF BTF Service (BCPIT) Pty Ltd as trustee for the MRCF BTF (BCP Investment) Trust. At December 31, 2025, Mr. Nave’s nominated entity had 621,677 outstanding options to purchase shares of Common Stock.
(7)	At December 31, 2025, Mr. Steinhaus had 621,677 outstanding options to purchase shares of Common Stock.

We have entered into a severance and change of control agreement with Mr. Will dated July 25, 2018, providing for six months of base salary severance, 50% of target bonus for the year in which the termination occurred, six months paid COBRA continuation premiums, and six months continued vesting of equity awards in the event of a termination without cause or resignation, all subject to Mr. Will’s general release of the Company and its affiliates. In addition, upon a change of control Mr. Will will receive accelerated vesting of any outstanding equity awards.

Policies And Practices Related To The Grant Of Certain Equity Awards Close In Time To The Release Of Material Nonpublic Information

In response to Item 402(x)(1) of Regulation S-K, we do not grant new awards of stock options, stock appreciation rights, or similar option-like instruments within four business days before or one business day after the release of a Form 10-Q, 10-K, or 8-K that discloses material nonpublic information. Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by us. In the event that we determine to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

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Equity Compensation Plan Information

The following table provides information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all our existing equity compensation plans as of December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	48,106,931	(2)	$0.49	5,925,423	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	48,106,931		$0.49	5,925,423

(1)	The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding stock options and warrants.

(2)	Includes 16,177,239 stock options issued under the 2013 Plan, 31,032,134 issued under the 2021 Plan, and 897,558 issued outside the 2021 Plan.

(3)	Represents shares available for issuance under the 2021 Plan.

TRANSACTIONS WITH RELATED PERSONS

Related Person Transactions Policy And Procedures

We have procedures in place to identify related party transactions. We require all Board members to complete and sign an annual director’s questionnaire which includes updated directorships and known related party transactions. All related party transactions pertaining to executives, including the Chief Executive Officer, require approval by the Audit and Risk Committee. All Board directors are required to declare all conflicts of interest at every Board meeting. Management reviews the vendor list to identify any related parties. Transactions with related parties will also be subject to stockholder approval to the extent required by the ASX Listing Rules.

Certain Related Person Transactions

The following includes a summary of transactions since January 1, 2024, to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described in the section titled “Executive Compensation” in this Proxy Statement.

Participation in Institutional Placements

On September 25, 2024, we issued 55,856,325 shares of common stock at a price to the public of $0.56 per share in connection with an institutional placement on the ASX. Host-Plus, a beneficial owner of more than 5% of our common stock, participated in the institutional placement and purchased 7,868,138 CDIs for the aggregate purchase price of $4,403,403.

On May 22, 2025, we issued 55,900,000 shares of Common Stock at a price of $0.64 per share in connection with an institutional placement on the ASX. H.E.S.T.Australia Ltd., a beneficial owner of more than 5% of our Common Stock, participated in the institutional placement and purchased 1,359,000 CDIs for the aggregate purchase price of $869,760.

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Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written related person transaction policy, setting forth the procedures for the identification, review, consideration, and approval or ratification of related party transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. Transactions with related parties will also be subject to shareholder approval to the extent required by the ASX Listing Rules.

Indemnification

The Company provides indemnification for its directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s Bylaws, the Company is required to indemnify and provide advancement of expenses incurred in defense of a proceeding to its current and former directors and officers to the extent not prohibited under Delaware law. The Company has also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.

Delinquent Section 16(a) Reports

The members of the Board, our executive officers and persons who hold more than 10% of our outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which requires them to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely upon a review of such reports that were filed with the SEC and written representations that no other reports were required to be filed in 2025, we believe that all required reports were timely filed.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2025 and December 31, 2024, respectively, by Deloitte & Touche LLP (“Deloitte”), the Company’s principal accountant for such periods.

	2025	2024
Audit fees (1)	$1,188,510	$2,196,250
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total fees	$1,188,510	$2,196,250

(1)	Audit fees include fees related to the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements, as well as services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements for those fiscal years, including review of the SEC registration statements and related consents.

All fees described above were pre-approved by the Audit and Risk Committee and the Board of Directors.

Pre-Approval Policies and Procedures

The Audit and Risk Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Deloitte. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit and Risk Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit and Risk Committee’s members, but the decision must be reported to the full Audit and Risk Management Committee at its next scheduled meeting.

The Audit and Risk Management Committee has determined that the rendering of services other than audit services by Deloitte is compatible with maintaining the principal accountant’s independence.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are EBR Systems, Inc. stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or EBR Systems, Inc. Direct your written request to EBR Systems, Inc., Attn: Management, 480 Oakmead Parkway, Sunnyvale, CA 94085, or contact via phone at (408)720-1906. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

STATUS OF CDIs

Under the Delaware General Corporation Law, shares are generally freely transferable subject to restrictions imposed by US federal or state securities laws, by the Company’s certificate of incorporation or bylaws, or by an agreement signed with the holders of the shares at issue. The Company’s CDIs (other than those issued upon conversion of outstanding common stock) were issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (“US Securities Act”) for offers or sales which are made outside the US. Accordingly, the CDIs have not been, and will not be, registered under the US Securities Act or the laws of any state or other jurisdiction in the US. The holders of the Company’s CDIs are unable to sell the CDIs into the US or to a US person unless the re-sale of the CDIs is registered under the US Securities Act or an exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a “FOR US” designation on the ASX. This designation restricts any CDIs from being sold on the ASX to US persons. However, you still may freely transfer your CDIs on the ASX to any person other than a US person, subject to the restrictions described above. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the US Securities Act.

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OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting by or at the direction of the Board, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Gary Doherty
Gary Doherty
Chief Financial Officer

March ___, 2026

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2025, is available without charge upon written request to: EBR Systems, Inc., Attn: Management, 480 Oakmead Parkway, Sunnyvale, CA 94085

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(a) - Re-election of John McCutcheon1UPXForWithhold(b) - Re-election of Bronwyn Evans, Ph.D.Proposals ? The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-9 (inclusive).A0497GD7. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to Dr. David Steinhaus on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;1. To elect two Class II directors to serve for a term expiring at the 2029 annual meeting.ForAgainstAbstain8. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) outside the 2021 Plan to the Nominated Holding of Dr. Bronwyn Evans on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; and2. To approve the addition of 18,010,366 shares of common stock, par value $0.0001 per share ("Common Stock"), as adjusted for any splits or combinations, to the number of Common Stock reserved for issuance under the 2021 Equity Incentive Plan ("2021 Plan"), by operation of the "evergreen" provision set forth in the 2021 Plan, and the issue of securities under the 2021 Plan, pursuant to and for the purposes of Exception 13 of ASX Listing Rule 7.2;9. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) outside the 2021 Plan to the Nominated Entity of Dr. Chris Nave on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.2026 Annual Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.T3. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$716,154 (at the time of the grant) under the 2021 Plan to Mr. John McCutcheon on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;5. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to Ms. Karen Drexler on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;4. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$160,000 (at the time of Board approval of the grant) under the 2021 Plan to Mr. Allan Will on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;6. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to Mr. Trevor Moody on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;ForAgainstAbstainMMMMMMMMMMMMMMMMMMMMM1234 5678 9012 345684823If no electronic voting, delete QR code and control #000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________MMMMMMMMMMMMMMMC123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extMR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N TMMMMMMMOnlineGo to www.investorvote.com/EBR or scan the QR code ? login details are located in the shaded bar below.Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/EBRPhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaYou may vote online or by phone instead of mailing this card.Your vote matters ? here's how to vote!

Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/EBRNotice of 2026 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting of EBR Systems, Inc.The Chair of the Annual Meeting is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of EBR Systems, Inc. to be held on Thursday, 7 May 2026 at 9:00 A.M., Australian Eastern Standard Time (Wednesday, 6 May 2026 at 4:00 P.M. U.S. Pacific Daylight Time) or at any postponement or adjournment thereof.Shares represented by this proxy will be voted in the manner directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees in the election of the Board of Directors and FOR items 2-9 (inclusive).In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)EBR Systems, Inc.Non-Voting ItemsCT IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.TChange of Address ? Please print new address below.Comments ? Please print your comments below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.BThe 2026 Annual Meeting of Stockholders of EBR Systems, Inc. will be held on Thursday, May 7, 2026, at 9:00 A.M. Australian Eastern Standard Time (Wednesday, May 6, 2026 at 4:00 P.M. U.S. Pacific Daylight Time), virtually via the Internet at meetnow.global/M9UHQT7To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

www.investorvote.com/EBRStep 1: Go to www.investorvote.com/EBR. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.OnlineGo to www.investorvote.com/EBR or scan the QR code ? login details are located in the shaded bar below.Stockholder Meeting Notice0497JDImportant Notice Regarding the Availability of Proxy Materials for the EBR Systems, Inc. Company Stockholder Meeting to be Held Virtually on Thursday, May 7, 2026, at 9:00 A.M. (AEST) (Wednesday, May 6, 2026, at 4:00 P.M. PDT)Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report and Proxy Statement are available at: Obtaining a Copy of the Proxy Materials ? If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 26, 2026 to facilitate timely delivery.2NOTEasy Online Access ? View your proxy materials and vote.When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.The 2026 Annual Meeting of Stockholders of EBR Systems, Inc. will be held on Thursday, May 7, 2026 at 9:00 A.M. Australian Eastern Standard Time (Wednesday, May 6, 2026 at 4:00 P.M., U.S. Pacific Daylight Time) virtually via the internet at meetnow.global/M9UHQT7MMMMMMMMMMMMMMMMMMMMM000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________1234 5678 9012 345C 1234567890 COYMMMMMMM

Here's how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below.If you request an email copy, you will receive an email with a link to the current meeting materials.PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.? Internet ? Go to www.investorvote.com/EBR.? Phone ? Call us free of charge at 1-866-641-4276.? Email ? Send an email to investorvote@computershare.com with "Proxy Materials EBR Systems, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 26, 2026.EBR Systems, Inc. (Company) (ASX:EBR) Annual Meeting of Stockholders will be held on Thursday, 7 May 2026 at 9:00 A.M. Australian Eastern Standard Time (Wednesday, 6 May 2026 at 4:00 P.M., U.S. Pacific Daylight Time) virtually via the internet at meetnow.global/M9UHQT7Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-9 (inclusive): 1. To elect two Class II directors to serve for a term expiring at the 2029 annual meeting of stockholders. 1(a) - Re-election of John McCutcheon 1(b) - Re-election of Bronwyn Evans, Ph.D. 2. To approve the addition of 18,010,366 shares of common stock, par value $0.0001 per share ("Common Stock"), as adjusted for any splits or combinations, to the number of Common Stock reserved for issuance under the 2021 Equity Incentive Plan ("2021 Plan"), by operation of the "evergreen" provision set forth in the 2021 Plan, and the issue of securities under the 2021 Plan, pursuant to and for the purposes of Exception 13 of ASX Listing Rule 7.2; 3. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$716,154 (at the time of the grant) under the 2021 Plan to Mr. John McCutcheon on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14; 4. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$160,000 (at the time of Board approval of the grant) under the 2021 Plan to Mr. Allan Will on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14; 5. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to Ms. Karen Drexler on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14; 6. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to Mr. Trevor Moody on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14; 7. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) under the 2021 Plan to Dr. David Steinhaus on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14; 8. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) outside the 2021 Plan to the Nominated Holding of Dr. Bronwyn Evans on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; and 9. To approve the grant of options to acquire shares of Common Stock of the Company equal in value to US$130,000 (at the time of Board approval of the grant) outside the 2021 Plan to the Nominated Entity of Dr. Chris Nave on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11.PLEASE NOTE ? YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Stockholder Meeting Notice

EBR Systems, Inc.
ARBN 654 147 127

**Need assistance?**

Phone:
1300 850 505 (within Australia)
+61 3 9415 4000 (outside Australia)

Online:
www.investorcentre.com/contact

EBR
MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

# EBR Systems, Inc. Annual Meeting of Stockholders

## MAKE YOUR VOTE COUNT

To lodge a vote, access the Notice of Meeting and other meeting documentation visit www.investorvote.com.au and use the below information:

**Control Number:** 999999
**SRN/HIN:** I9999999999
**PIN:** 99999

For your vote to be effective it must be received by **9:00am (Australian Eastern Standard Time)** on **Sunday, 3 May 2026, (Saturday, 2 May 2026 at 4:00pm U.S. Pacific Daylight Time)**.

## ATTENDING THE MEETING VIRTUALLY

As a beneficial owner, you are invited to attend the Annual Meeting as a guest, however because you are not a stockholder of record, you cannot vote the shares underlying your CDIs and/or ask questions in person at the virtual Annual Meeting at:
**https://meetnow.global/M9UHQT7**

For instructions refer to the online user guide www.computershare.com.au/virtualmeetingguide

Samples/000001/000001

651+,1,3KRQHZLWKLQ$XVWUDOLDRXWVLGH$XVWUDOLD2QOLQHZZZLQYHVWRUFHQWUHFRPFRQWDFW1HHGDVVLVWDQFH"EBR Systems, Inc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

EBR

**EBR Systems, Inc.**
ARBN 654 147 127

**Need assistance?**

**Phone:**
1300 850 505 (within Australia)
+61 3 9415 4000 (outside Australia)

**Online:**
www.investorcentre.com/contact

EBR

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

**YOUR VOTE IS IMPORTANT**

For your vote to be effective it must be received by 9:00am (Australian Eastern Standard Time) on Sunday, 3 May 2026, (Saturday, 2 May 2026 at 4:00pm U.S. Pacific Daylight Time).

# CDI Voting Instruction Form

## How to Vote on Items of Business

Each CHESS Depositary Interest (CDI) is equivalent to one share of Common Stock of the Company (Share), so that every 1 (one) CDI registered in your name at 7:00pm (Australian Eastern Standard Time) Monday, 9 March 2026 (Monday, 9 March 2026 at 1:00am (U.S. Pacific Daylight Time)) entitles you to one vote.

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying Shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CDI votes and to vote on the underlying Shares.

### SIGNING INSTRUCTIONS FOR POSTAL FORMS

**Individual:** Where the holding is in one name, the securityholder must sign.

**Joint Holding:** Where the holding is in more than one name, all of the securityholders should sign.

**Power of Attorney:** If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

**Companies:** Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, i.e. Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable.

## Lodge your Form:

**XX**

### Online:

Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code.

Your secure access information is

**Control Number:** 999999
**SRN/HIN:** I9999999999
**PIN:** 99999

### By Mail:

Computershare Investor Services Pty Limited
GPO Box 242
Melbourne VIC 3001
Australia

### By Fax:

1800 783 447 within Australia or
+61 3 9473 2555 outside Australia

**PLEASE NOTE:** For security reasons it is important that you keep your SRN/HIN confidential.

Samples/000001/000002/12

651+,1,EBR056$06$03/()/$76$03/(675((77+(6$03/(+,//6$03/((67$7(6$03/(9,//(9,&EBR Systems, Inc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ou may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare.

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with 'X') should advise your broker of any changes.

I 9999999999 IND

# CDI Voting Instruction Form

Please mark ☒ to indicate your directions

## STEP 1 CHESS Depositary Nominees Pty Ltd will vote as directed

XX

### Voting Instructions to CHESS Depositary Nominees Pty Ltd

I/We being a holder of CHESS Depositary Interests of EBR Systems, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting of Stockholders of EBR Systems, Inc. to be held virtually on Thursday, 7 May 2026 at 9:00am (Australian Eastern Standard Time) (Wednesday, 6 May 2026 at 4:00pm U.S. Pacific Daylight Time) and at any adjournment or postponement of that meeting.

By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting.

**THE BOARD OF DIRECTORS RECOMMEND A VOTE 'FOR' ON RESOLUTIONS 2 - 9 (INCLUSIVE).**

## STEP 2 Items of Business

PLEASE NOTE: If you mark the **Abstain** box for an item, you are directing CHESS Depositary Nominees Pty Ltd or their appointed proxy not to vote on your behalf on a show of hands or a poll and your votes will not be counted in computing the required majority.

| | | For | Withhold |
|---|---|---|---|
| 1a | Re-election of Mr John McCutcheon as a Class II director | ☐ | ☐ |
| 1b | Re-election of Dr Bronwyn Evans as a Class II director | ☐ | ☐ |

| | | For | Against | Abstain |
|---|---|---|---|---|
| 2 | Approve addition of 18,010,366 shares of Common Stock reserved for issuance, by operation of the "evergreen" provision, and the issuance of securities under the 2021 Plan | ☐ | ☐ | ☐ |
| 3 | Approval of Grant of Options to Mr John McCutcheon, President, CEO and a Director of the Company | ☐ | ☐ | ☐ |
| 4 | Approval of Grant of Options to Mr Allan Will, Executive Chair and a Director of the Company | ☐ | ☐ | ☐ |
| 5 | Approval of Grant of Options to Ms Karen Drexler, Non-Executive Director of the Company | ☐ | ☐ | ☐ |
| 6 | Approval of Grant of Options to Mr Trevor Moody, Non-Executive Director of the Company | ☐ | ☐ | ☐ |
| 7 | Approval of Grant of Options to Dr David Steinhaus, Non-Executive Director of the Company | ☐ | ☐ | ☐ |
| 8 | Approval of Grant of Options to a holding nominated by Dr Bronwyn Evans, Non-Executive Director of the Company | ☐ | ☐ | ☐ |
| 9 | Grant of Options to an entity nominated by Dr Christopher Nave, Non-Executive Director of the Company | ☐ | ☐ | ☐ |

## SIGN Signature of Securityholder(s) *This section must be completed.*

| Individual or Securityholder 1 | Securityholder 2 | Securityholder 3 |
|---|---|---|
| | | |
| Sole Director and Sole Company Secretary | Director | Director/Company Secretary |

Contact Name ____________________ Contact Daytime Telephone ____________________ Date / /

EBR 324594A

Computershare

",&KDQJHRIDGGUHVV,ILQFRUUHFWPDUNWKLVER[DQGPDNHWKHFRUUHFWLRQLQWKHVSDFHWRWKHOHIW6HFXULW\KROGHUVVSRQVRUHGE\DEURNHUUHIHUHQFHQXPEHUFRPPHQFHVZLWKµ;¶VKRXOGDGYLVH\RXUEURNHURIDQ\FKDQJHV&',9RWLQJ,QVWUXFWLRQ)RUP3OHDVHPDUNWRLQGLFDWH\RXUGLUHFWLRQV&+(66'HSRVLWDU\1RPLQHHV3W\/WGZLOOYRWHDVGLUHFWHG9RWLQJ,QVWUXFWLRQVWR&+(66'HSRVLWDU\1RPLQHHV3W\/WGSTEP 1,:HEHLQJDKROGHURI&+(66'HSRVLWDU\,QWHUHVWVRI(%56\VWHPV,QFKHUHE\GLUHFW&+(66'HSRVLWDU\1RPLQHHV3W\/WGWRYRWHWKHVKDUHVXQGHUO\LQJP\RXUKROGLQJDWWKH$QQXDO0HHWLQJRI6WRFNKROGHUVRI(%56\VWHPV,QFWREHKHOGYLUWXDOO\RQ7KXUVGD\0D\DWDP$XVWUDOLDQ(DVWHUQ6WDQGDUG7LPH:HGQHVGD\0D\DWSP863DFLILF'D\OLJKW7LPHDQGDWDQ\DGMRXUQPHQWRUSRVWSRQHPHQWRIWKDWPHHWLQJ%\H[HFXWLRQRIWKLV&',9RWLQJ)RUPWKHXQGHUVLJQHGKHUHE\DXWKRULVHV&+(66'HSRVLWDU\1RPLQHHV3W\/WGWRDSSRLQWVXFKSUR[LHVRUWKHLUVXEVWLWXWHVWRYRWHLQWKHLUGLVFUHWLRQRQVXFKEXVLQHVVDVPD\SURSHUO\FRPHEHIRUHWKHPHHWLQJSTEP 2,WHPVRI%XVLQHVV3/($6(127(,I\RXPDUNWKH$EVWDLQER[IRUDQLWHP\RXDUHGLUHFWLQJ&+(66'HSRVLWDU\1RPLQHHV3W\/WGRUWKHLUDSSRLQWHGSUR[\QRWWRYRWHRQ\RXUEHKDOIRQDVKRZRIKDQGVRUDSROODQG\RXUYRWHVZLOOQRWEHFRXQWHGLQFRPSXWLQJWKHUHTXLUHGPDMRULW\SIGN6LJQDWXUHRI6HFXULW\KROGHUV7KLVVHFWLRQPXVWEHFRPSOHWHG,QGLYLGXDORU6HFXULW\KROGHU6HFXULW\KROGHU6HFXULW\KROGHU6ROH'LUHFWRUDQG6ROH&RPSDQ\6HFUHWDU\'LUHFWRU'LUHFWRU&RPSDQ\6HFUHWDU\&RQWDFW1DPH&RQWDFW'D\WLPH7HOHSKRQH'DWHD5HHOHFWLRQRI0U-RKQ0F&XWFKHRQDVD&ODVV,,GLUHFWRU,1'056$06$03/()/$76$03/(675((77+(6$03/(+,//6$03/((67$7(6$03/(9,//(9,&XX$SSURYHDGGLWLRQRIVKDUHVRI&RPPRQ6WRFNUHVHUYHGIRULVVXDQFHE\RSHUDWLRQRIWKH³HYHUJUHHQ´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

APPENDIX A

EBR Systems, Inc.

2021 Equity Incentive Plan

Adopted by the Board of Directors: October 14, 2021

Approved by the Stockholders: October 14, 2021

Listing Date/Effective Date: November 22, 2021 (U.S. time)

Share Reserve Decreased: November 22, 2021 (U.S. time)
Amended by the Board of Directors: March 18, 2025 (U.S. time)
Approved by the Stockholders: May 21, 2025 (U.S. time)

1.       General.

(a)       Successor to and Continuation of the Prior Plan.

(i)       The Plan is the successor to and continuation of the EBR Systems, Inc. 2013 Equity Incentive Plan, as amended (the “Prior Plan”). From and after 12:01 p.m. Sydney time on the Effective Date, no additional stock awards will be granted under the Prior Plan. All stock awards granted under the Prior Plan remain subject to the terms of the Prior Plan. All Awards granted on or after 12:01 p.m. Sydney time on the Effective Date will be granted under the Plan.

(ii)       From and after 12:01 p.m. Sydney time on the Effective Date, a number of shares of Common Stock equal to the total number of shares of Common Stock subject, at such time, to outstanding stock options granted under the Prior Plan that: (A) expire or terminate for any reason prior to exercise or settlement; (B) are forfeited or reacquired because of the failure to meet a contingency or condition required to vest such shares or are repurchased at the original issuance price; or (C) are otherwise reacquired or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares (up to the maximum number set forth in Section 3(a)), and become available for issuance pursuant to Stock Awards granted hereunder.

(b)       Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c)       Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d)       Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

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(e)       Listing Rules. Notwithstanding any other provision of this Plan, while the Company is admitted to the official list of ASX, the provisions of this Plan are subject to the Listing Rules and this Plan is deemed to include any provisions necessary to comply with the Listing Rules.

2.       Administration.

(a)       Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)       Powers of Board. Subject to the Listing Rules, the Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)       To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)       To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)       To settle all controversies regarding the Plan and Awards granted under it.

(iv)       To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v)       To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Award without his or her written consent, except as provided in subsection (viii) below.

(vi)       To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements (including the Listing Rules), and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially extends the term of the Plan, (E) materially expands the types of Awards available for issuance under the Plan, or (F) requires approval under the Listing Rules. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair that Participant’s rights under an outstanding Award without his or her written consent.

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(vii)       To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.

(viii)       To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards. Except with respect to amendments that disqualify or impair the status of an Incentive Stock Option or as otherwise provided in the Plan or an Award Agreement, no amendment of an outstanding Award will materially impair that Participant’s rights under his or her outstanding Award without his or her written consent. To be clear, unless prohibited by applicable law (including the Listing Rules), the Board may amend the terms of an Award without the affected Participant’s consent if necessary (A) to maintain the qualified status of the Award as an Incentive Stock Option, (B) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code, or (C) to comply with other applicable laws or listing requirements.

(ix)       Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)       To adopt such procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States or allow Awards to qualify for special tax treatment in a foreign jurisdiction, and to amend any such procedures and sub-plans to continue to qualify for special or new tax treatment in a foreign jurisdiction; provided, that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction and do not contravene the Listing Rules.

(xi)       Subject to the Listing Rules, to effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c)       Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

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(d)       Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such rights and options, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value (as defined below).

(e)       Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.       Shares Subject to the Plan.

(a)       Share Reserve.

(i)       Subject to Section 9(a) relating to Capitalization Adjustments, the “evergreen” provision in Section 3(a)(ii) and the Listing Rules, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date (the “Share Reserve”) will not exceed 54,849,798 shares, as increased from time to time by any Returning Shares in an amount not to exceed 28,619,618 shares.

(ii)       In addition, the Board may act prior to January 1st of a given year, starting from (and including) January 1, 2023 and ending on (and including) January 1, 2031, to provide that the Share Reserve will increase on January 1st of that year, in an amount equal to the lesser of (i) 4% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year, and (ii) such number of shares of Capital Stock determined by Board; provided, that the Share Reserve shall not exceed the number of shares of Common Stock equal to 18% of total number of shares of Capital Stock (including all outstanding convertible or exchangeable securities on a fully-diluted, as-converted-to-Common-Stock basis and including the remaining shares available for issuance under the Share Reserve) on December 31st of the preceding calendar year.

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(iii)       For clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued under the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.

(iv)       Subject to the Listing Rules and law, regulation or agreement regulating the Company, shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)       Reversion of Shares to the Share Reserve. If a Stock Award or any portion of a Stock Award (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c)       Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 191,052,675 shares of Common Stock.

(d)       Non-Employee Director Compensation Limit.  The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with first calendar year following the Effective Date.

(e)       Source of Shares. Subject to the Listing Rules and any law, regulation or agreement regulating the Company, the stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

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4.       Eligibility.

(a)       Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b)       Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.       Provisions relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)       Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b)       Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code and the Listing Rules. Each SAR will be denominated in shares of Common Stock equivalents.

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(c)       Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. Subject to the Listing Rules and any law, regulation or agreement regulating the Company, the permitted methods of payment are as follows:

(i)       by cash, check, bank draft or money order payable to the Company;

(ii)       pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)     by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)       if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)       in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)       Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)       Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

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(i)       Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws, including the Listing Rules. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)       Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order or official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)       Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)       Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)       Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date which occurs three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement, which period will not be less than thirty (30) days if necessary to comply with applicable laws unless such termination is for Cause) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR will terminate.

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(h)       Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other applicable legal requirements, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of days or months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)       Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date which occurs 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)       Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date which occurs 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.

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(k)       Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon the date on which the event giving rise to the termination for Cause first occurred, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date on which the event giving rise to the termination for Cause first occurred (or, if required by law, the date of termination of Continuous Service). If a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period.

(l)       Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements

6.       Provisions of Stock Awards other than Options and SARs.

(a)       Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)       Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

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(ii)       Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)       Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)       Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)       Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)       Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)       Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)       Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)     Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

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(iv)       Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)       Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)      Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)       Performance Awards.

(i)       Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable or that may be granted, may vest or may be exercised, contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)     Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(d)       Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

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7.       Covenants of the Company.

(a)       Availability of Common Stock. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b)      Securities Law or Other Regulatory Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law, including, without limitation, the Listing Rules.

(c)       No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.       Miscellaneous.

(a)       Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b)       Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

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(c)      Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d)       No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)      Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f)       Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with the rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)       Investment Assurances. The Company may require a Participant, as a condition of receiving Stock Awards or exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s investor status, knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company in regard to the Participant’s investor status and stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. Subject to any applicable securities laws, the foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

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(h)       Withholding Obligations. Unless prohibited by the terms of an Award Agreement or the Listing Rules, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant, including proceeds from the sale of shares of Common Stock issued pursuant to a Stock Award; or (v) by such other method as may be set forth in the Award Agreement.

(i)       Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.asx.com.au or www.sec.gov (or any successor websites thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)       Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code (to the extent applicable to a Participant). Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

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(k)       Compliance with Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

(l)       Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9.       Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)       Capitalization Adjustments. In the event of a Capitalization Adjustment or other reorganization of capital, the rights of the holder of a Stock Award will be changed to the extent necessary to comply with the Listing Rules applying to a reorganization of capital at the time of the reorganization. The Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)       New Issues. No holder of Stock Awards is entitled to participate in any new issue of securities to the existing of holders of Common Stock (or CDIs) unless: (i) the holder has become entitled to exercise their right to receive Common Stock under the Plan, and (ii) the holder does exercise their right to receive Common Stock under the Plan before the record date for the determination of entitlements to the new issue of securities and participates as a result of being holder of Common Stock (or CDIs). The Company must give Participants, in accordance with the Listing Rules, notice of any new issue of securities before the record date for determining entitlements to the new issue.

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(c)       [Removed]

(d)      Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may, subject to the Listing Rules, be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(e)       Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant, unless otherwise expressly provided by the Board at the time of grant of a Stock Award or unless otherwise provided in the Listing Rules or by ASX.

(i)       Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar award for only a portion of a Stock Award, or may choose to assume or continue the Stock Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

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(ii)       Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, with respect to Options and SARs, the time when such Stock Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Stock Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Stock Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Stock Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.

(iii)       Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Stock Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)       Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award), over (2) any exercise price payable by such holder in connection with such exercise.

(f)       Change in Control. Subject to the Listing Rules, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.       Termination or Suspension of the Plan.

(a)       The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan will automatically terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board (the “Adoption Date”), or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

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11.       Existence of the Plan; Timing of First Grant or Exercise.

The Plan will come into existence on the Adoption Date; provided, however, that no Award may be granted prior to the Listing Date (that is, the Effective Date). In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the Adoption Date.

12.       Choice of Law.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.       Severability.

If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

14.       Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)       “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)       “ASX” means ASX Limited ABN 98 008 624 691 or the financial market known as the Australian Securities Exchange that it operates, as the context requires.

(c)       “Award” means a Stock Award or a Performance Cash Award.

(d)       “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e)       “Board” means the Board of Directors of the Company.

(f)       “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large non-recurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

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(g)       “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(h)       “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term or specifying the circumstances in which the employment can be terminated without notice and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any one or more of the following events: (i) the Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude; (ii) the Participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (iii) the Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any statutory duty that the Participant owes to the Company; or (iv) the Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) the Participant’s conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or the Participant for any other purpose.

(i)       “CDI” means a CHESS Depositary Interest representing an interest in one share of Common Stock.

(j)       “Change in Control” or “Change of Control” means, except in connection with any initial public offering of the Common Stock, CDIs or other security interest of the Company, the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)       any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company; (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities; or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

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(ii)       there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)       there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)       individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

For purposes of determining voting power under the term Change in Control, voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares. In addition, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

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(k)       “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l)       “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(m)       “Common Stock” means, as of the Listing Date, the common stock of the Company.

(n)       “Company” means EBR Systems, Inc., a Delaware corporation.

(o)       “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan.

(p)       “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

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(q)       “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)      the consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)       the consummation of a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii)       the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)      the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

To the extent required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(r)       “Director” means a member of the Board.

(s)     “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(t)       “Effective Date” means the Listing Date.

(u)      “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(v)       “Entity” means a corporation, partnership, limited liability company or other entity.

(w)       “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(x)       “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

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(y)       “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)       If the Common Stock (or CDIs representing the Common Stock) is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, determined by the closing sales price for such stock (or the equivalent number of CDIs) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock or CDIs) on the date of determination, as reported in a source the Board deems reliable.

(ii)       Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock (or CDIs) on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)       In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(z)       “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(aa)       “Listing Date” means the date that the Company is admitted to the official list of ASX.

(bb)       “Listing Rules” means the Listing Rules of ASX and any other rules of ASX which are applicable while the Company is admitted to the official list of ASX, each as amended or replaced from time to time, and except to the extent of any express written waiver by ASX.

(cc)       “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(dd)       “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

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(ee)       “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ff)       “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(gg)      “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(hh)      “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ii)       “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(jj)       “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(kk)      “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ll)      “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(mm)     “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(nn)       “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(oo)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board.

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(pp)       “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(qq)     “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(rr)       “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(ss)       “Plan” means this EBR Systems, Inc. 2021 Equity Incentive Plan, as it may be amended from time to time.

(tt)       “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(uu)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

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(vv)       “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ww)    “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(xx)       “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(yy)       “Rule 701” means Rule 701 promulgated under the Securities Act.

(zz)       “Securities Act” means the Securities Act of 1933, as amended.

(aaa)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(bbb)      “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(ccc)      “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(ddd)      “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(eee)       “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(fff)       “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

For the avoidance of doubt, any references to “stock” or “shares” in this Plan may be read as a reference to CDIs or Common Stock as the context reasonably requires, unless the contrary intention is expressly stated in the Plan.

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